As filed with the Securities and Exchange Commission on April 30, 2010
Registration Nos.: 333-144503; 811-22091
____________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 5

AND THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 6

COLI VUL-2 SERIES ACCOUNT
(Exact name of Registrant)

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)

50 Main Street
White Plains, New York 10606
(Address of Depositor's Principal Executive Offices) (Zip Code)

(303) 737-3000
(Depositor's Telephone Number, including Area Code)

Mitchell T.G. Graye
President and Chief Executive Officer
c/o First Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)

Copies to:

Ann B. Furman, Esq.	Beverly A. Byrne, Esq.
Jorden Burt LLP Suite 400 East	Chief Compliance Officer and Legal Counsel, Financial Services
1025 Thomas Jefferson Street, N.W. Washington, D.C. 20007-5208	Great-West Life & Annuity Insurance Company 8525 East Orchard Road, 2T3
Greenwood Village, Colorado 80111

Approximate date of proposed public offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):
[   ]  immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]  on May 1, 2010 pursuant to paragraph (b) of Rule 485.
[   ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[   ]  on _____ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered:  flexible premium variable universal life insurance policies.

First Great-West Life & Annuity Insurance Company

A Stock Company

50 Main Street

White Plains, New York 10606

888-353-2654
Key Business VUL — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
offered by First Great-West Life & Annuity Insurance Company in connection with its COLI VUL-2 Series Account

This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by First Great-West Life & Annuity Insurance Company ("First Great-West," "Company," "we," “our” or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. The Policy is designed to meet the definition of a "life insurance contract" for federal income tax purposes.

The Policy allows "you," the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

•	choose the amount and timing of Premium payments, within certain limits;

•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and

•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A.  Your Policy and any endorsements are the formal contractual agreement between you and the Company.  It is important that you read the Policy and endorsements which reflect other variations.  You should read this prospectus carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 20 1 0

Table of Contents
Summary of the Policy and its Benefits 1

Policy Risks 3

Fund Risks 5

Fee Tables                                6

Transaction Fees 6

Periodic Charges Other Than Fund Operating Expenses 7

Supplemental Benefit Charges 8

Total Annual Fund Operating Expenses 8

Description of Depositor, Registrant, and Funds 9

First Great-West Life & Annuity Insurance Company 9

The Series Account 9

The Investment Options and Funds 10

Payments We Receive 10

Payments We Make 11

Fixed Account 29

Charges and Deductions 29

Expense Charge Applied to Premium 29

Mortality and Expense Risk Charge 30

Monthly Deduction 30

Monthly Risk Rates 31

Service Charge 31

Transfer Fee 31

Partial Withdrawal Fee 31

Surrender Charges 31

Change of Death Benefit Option Fee 32

Fund Expenses 32

General Description of Policy 32

Policy Rights 32

Owner 32

Beneficiary 33

Policy Limitations 33

Allocation of Net Premiums 33

Transfers Among Divisions 33

Fixed Account Transfers 33

Market Timing & Excessive Trading 34

Exchange of Policy 35

Conversion 35

Age Requirements 36

Policy or Registrant Changes 36

Addition, Deletion or Substitution of Investment Options 36

Entire Contract 36

Alteration 36

Modification 36

Assignments 37

Notice and Elections 37

Account Value 37

Net Investment Factor 38

Splitting Units 39

Other Provisions and Benefits 39

Misstatement of Age or Sex 39

Suicide 39

Incontestability 39

Paid-Up Life Insurance 40

Supplemental Benefits 40

Term Life Insurance Rider 40

Change of Insured Rider 41

Report to Owner 41

Dollar Cost Averaging 42

Rebalancer Option 42

Non-Participating 42

Premiums                                  43

Policy Application, Issuance and Initial Premium 43

Free Look Period 43

Premium 44

Net Premiums 44

Planned Periodic Premiums 44

Death Benefits 44

Death Benefit 44

Changes in Death Benefit Option 45

Changes in Total Face Amount 46

Surrenders and Withdrawals 46

Surrenders 46

Partial Withdrawal 47

Loans 47

Policy Loans 47

Lapse and Reinstatement 48

Lapse and Continuation of Coverage 48

Grace Period 48

Termination of Policy 48

Reinstatement 48

Deferral of Payment 49

Federal Income Tax Considerations 49

Tax Status of the Policy 50

Diversification of Investments 50

Policy Owner Control 50

Tax Treatment of Policy Benefits 50

Life Insurance Death Benefit Proceeds 50

Tax Deferred Accumulation 50

Surrenders 51

Modified Endowment Contracts 51

Distributions 51

Distributions Under a Policy that is Not a Modified Endowment Contracts51

Distributions Under Modified Endowment Contracts 52

Multiple Policies 52

Treatment When Insured Reaches Attained Age 121 52

Federal Income Tax Withholding 52

Actions to Ensure Compliance with the Tax Law 52

Trade or Business Entity Owns or is Directly or Indirectly a Beneficiary of the Policy 53

Employer-Owned Life Insurance 53

Split Dollar Life Insurance 53

Other Employee Benefit Programs 53

Policy Loan Interest 53

Change of Insured Rider 54

Our Taxes 54

Employer Financed Insurance Purchase Arrangements 54

Corporate Tax Shelter Requirements 55

Legal Proceedings 55

Legal Matters 56

Financial Statements 56

Appendix A – Glossary of Terms A-1

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. Employer-Financed Insurance Purchase Arrangements.  This Policy is also available for purchase by individuals whose employers will pay some or all of the premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement.

3. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

4. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account.  The Fixed Account is part of our General Account.  We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts.  These Fixed Account assets are subject to our general liabilities from business operations.  Subject to applicable law, we have sole discretion over investment of the Fixed Account assets.  We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%.  At our discretion, we will review the interest rate at least once a year.  We may reset the interest rate monthly.  The Fixed Account is not affected by the investment performance of the i nvestment d ivisions ("Divisions"), also referred to as Sub-Accounts.  Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and transfers) on your Policy value in the Fixed Account.

5. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

6. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by New York state law, and receive (i) the value of the amounts allocated to the Series Account on the date the returned policy is received by the Company or an authorized representative, and (ii) any Policy fees or other charges imposed on amounts allocated to the Series Account.

7. Investment Options and Funds. You may allocate your net Premium payments among the available Divisions or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or to the Fixed Account, subject to the restrictions described herein.

8. Death Benefit. You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or

2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.  A maximum administrative fee of $100 will be deducted from your Account value for each change of death benefit option.

9. Account Value. Your Account Value will reflect –

1.	the Premiums you pay;

2.	the investment performance of the Divisions you select;

3.	the value of the Fixed Account;

4.	any Policy loans or partial withdrawals;

5.	your Loan Account balance; and

6.	the charges we deduct under the Policy.

10. Accessing Your Account Value.

You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" (“MEC”) for federal income tax purposes and you have had positive net investment performance.

You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. There are no surrender charges associated with your Policy.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

11.	Supplemental Benefits. The following optional riders are available –

1.	term life insurance; and

2.	change of Insured.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

12. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99.  As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

13. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

14. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

15. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

16. Policy Loans. You may borrow from us using your Account Value as collateral.
You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

17. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000.  Minimum face amount is $100,000.

Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2.   Not Suitable as a Short-Term Savings Vehicle.   The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Policy Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division.  Certain limitations apply to Transfers into and out of the Fixed Account.  See "Fixed Account Transfers" on page 33.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 ½.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account.  Each Division uses its assets to purchase, at their net asset value, shares of a Fund.  The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in the Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk.  You may obtain a copy of a Fund prospectus without charge by contacting us at 888-353-2654.   If you received a summary prospectus for a fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the fund's prospectus.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium	Upon each Premium payment	Maximum: 10% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Premium Tax	Upon each Premium payment	Maximum: 3.5% of Premium
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)1	Monthly	Guaranteed: $0.241 per $1000.
Mortality and Expense Risk Fees	Upon each Valuation Date	Maximum: 0.90% annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

1 The Costs of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay.  Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.

Supplemental Benefit Charges
Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page 30 of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page 39 below.

Change of Insured Rider	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance for a 46-year old Male Non-Smoker, $550,00 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.241 per $1000.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses2

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0. 30%	5.09%

2   Expenses are shown as a percentage of a Fund's average net assets as of December 31, 200 9 . The expenses above include fees and expenses incurred indirectly by the Maxim Profile Portfolios and Maxim Lifetime Asset Allocation Portfolios as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds' expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

Description of Depositor, Registrant, and Funds

First Great-West

First Great-West (formerly known as Canada Life Insurance Company of New York ("CLNY")) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. First Great-West operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York. First Great-West's Home Office is located at 50 Main Street, White Plains, New York 10606.

First Great-West is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. ("Lifeco"), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation ("Power Financial"), a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada ("Power Corporation"), a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation.

Effective December 31, 2005, First Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West Life & Annuity Insurance Company, including the separate accounts of First Great-West Life & Annuity Insurance Company, and it became directly liable for the First Great-West Life & Annuity Insurance Company's liabilities and obligations, including those with respect to the Contract supported by its separate accounts.

The Series Account

The Series Account is a segregated asset account of First Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of First Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of First Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

First Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions . Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Divisions or Sub-Accounts.  Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A FUND PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY , CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST, BY CONTACTING OUR SERVICE CENTER AT 888-353-2654.     If you received a summary prospectus for a fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the fund's prospectus.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive.  Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and affiliate of First Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Division under the Policy.  The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson.  You may  ask your salesperson about variations and how he or she and his or her broker-dealer are compensation for selling the Policy or visit your financial intermediary’s Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, First Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Portfolios of Maxim Series Fund, which are Funds under the Policies.  First Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash.  Subject to applicable FINRA regulations, First Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy.  These additional payments could be viewed as creating conflicts of interest.  In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

The investment policies of the Funds are briefly described below:

AIM Variable Insurance Funds ( Invesco Variable Insurance Funds )

Invesco V.I. Global Real Estate Fund (Series I Shares) The Fund’s investment objective is total return through growth of capital and current income.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related issuers. The Fund invests primarily in equity securities but may also invest in debt securities including U.S. Treasury and agency bonds and notes, and real estate investment trusts (REITs). In complying with the 80% investment requirement, the Fund may also invest in other investments that have economic characteristics similar to the Fund’s direct investments: derivatives, ETFs and American Depositary Receipts. These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.  The Fund considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (1) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (2) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.  The Fund may invest in equity and debt securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital.  The Fund limits its investments in debt securities unrelated to the real estate industry to those that are investment-grade or deemed by the Fund’s portfolio managers to be of comparable quality.

Invesco Advisers, Inc. is the adviser for this Fund.  Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.  The Fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the Fund’s portfolio managers to have strong earnings growth. The Fund invests primarily in equity securities. The Fund focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S., emphasizing investment in issuers in the developed countries of Western Europe and the Pacific Basin. As of February 23, 2010, the principal countries in which the Fund invest were United Kingdom, Switzerland, United States, Japan, Germany, Canada and Australia. The Fund may also invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are identified as in the initial stages of their industrial cycles.

The adviser for this Fund is Invesco Advisers, Inc.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund's objective is long-term growth of capital.  The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid capitalization companies.  The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period plus the most recent data during the current month.

In selecting securities, the portfolio managers conduct fundamental research of companies to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital.  The portfolio managers will generally invest in a company when they have determined it potentially has high or improving return on invested capital, quality management, a strong competitive position and is trading at an attractive value.  The Fund may invest up to 25% of its total assets in foreign securities, 20% of its assets in equity securities of companies that have market capitalizations, at the time of purchase, in other market capitalization ranges, and 20% of its assets in investment grade debt securities, U.S. government securities, and high-quality money market instruments, including shares of affiliated money market funds.

Alger Portfolios   (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) seeks long-term capitalization. The Fund focuses on small, fast growing companies that the manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace.  Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization with the range of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter end.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century VP Value Fund (Class I Shares) seeks long-term capital growth. The portfolio managers look for stocks of companies of all sizes that they believe are undervalued at the time of purchase.  The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market.  The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

American Century VP VistaSM Fund (Class I Shares) seeks long-term capital growth. The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments.  In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection.  This means that managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.  The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital. The Fund seeks growth by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the United States and Canada. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and , for example, be able to tolerate potentially sharp, short-term declines in value .

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.   The Fund seeks growth over time by investing primarily in stocks of smaller companies located around the world. Normally, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $3.5 billion or less. The investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and , for example, be able to tolerate potentially sharp, short-term declines in value .

American Funds IS International Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.   The Fund seeks growth over time by investing primarily in common stocks of companies located outside the United States. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and , for example, be able to tolerate potentially sharp, short-term declines in value .

American Funds IS New World Fund (Class 2 Shares)   The Fund’s investment objective is long-term capital appreciation.  The Fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.  The Fund is designed for investors seeking capital appreciation.  Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

The Fund may invest in equity securities of any company, regardless of where it is based, if the Fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.

Under normal market conditions, the Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries which have developing economies and/or markets.

Columbia Variable Series (advised by Columbia Management Advisors, LLC)

Columbia Mid Cap Value Fund, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell MidCap Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth.  The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Columbia Small Cap Value, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000 Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth.  The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio's investment objective is long-term growth of capital.

Davis Value Portfolio's investment objective is long-term growth of capital.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor's ® 500 Composite Stock Price Index.  To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® Index in proportion to their weighting in the index. The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization, adjusted by the number of available float shares divided by the company’s total shares outstanding .

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth. To pursue this goal, the Fund primarily invests in growth stocks of foreign companies. These are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority  of their assets or derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.   Normally, the Fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities.   In choosing stocks, the portfolio manager considers: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector.

Newton Capital Management Limited is the sub-adviser to this Fund and, as such, provides day-to-day management.

DWS
DWS Variable Series I: DWS Global Opportunities VIP Portfolio (Class A Shares) seeks above-average capital appreciation over the long term. The Fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S & P Developed Broad Market Index , formerly the S & P/Citigroup Broad Market Index World ).   Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

DWS Variable Series II: DWS Blue Chip VIP Portfolio (Class A Shares) seeks growth of capital and income. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio manage ment consider s to be “blue chip” companies.   Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

DWS Variable Series II: DWS High Income VIP Portfolio (Class A Shares) seeks to provide a high level of current income. Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category ( that is, grade BB/Ba and below). The Fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.   Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

DWS Variable Series II: DWS Dreman Small Mid Cap Value VIP Portfolio (Class A Shares) seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies.

Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.   Dreman Value Management L.L.C. is the subadviser for the Fund.

DWS Variable Series II: DWS Alternative Asset Allocation Plus VIP (Class A Shares)  The Fund seeks capital appreciation.  The Fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies.  The Fund  other securities and derivative investments.  The Fund may also invest in exchange traded funds (“ETF”) to gain a desired exposure to a particular asset category that is not available through a DWS fund.  The Fund allocat es among underlying funds that emphasize the following strategies and/or asset categories:  market neutral, inflation-protection, commodities, real estate, floating rate loans, infrastructure and emerging markets.  Deutsche Investment Management Americas Inc. is the investment advise r for the Fund.  RREEF America L.L.C. is the subadvise r for the Fund.  Deutsche Investment Australia Limited, RREEF Global Advisers Limited and Deutsche Asset Management (Hong Kong) limited are sub-subadvise rs to the Fund.

DWS Investments VIT Funds: DWS Small Cap Index VIP Portfolio (Class A Shares) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 ® Index, which emphasizes stocks of small US companies. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 ® Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Index.   Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

Northern Trust Investments, N.A. is the sub-adviser for the Fund .

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) seeks long-term capital appreciation. The Fund’s principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies whose value its investment adviser believes is not fully recognized by the public; investing in domestic and foreign issuers; allocating the Fund’s assets across different market sector, using different Fidelity managers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) seeks long-term growth of capital. The Fund’s principal investment strategies include: normally invests primarily in common stocks; normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 Index (S&P ® MidCap 400 ); potentially investing in companies with smaller or larger market capitalizations; investing in domestic and foreign issuers; investing in either “growth” or “value” stocks or both; and using fundamental analysis to select investments.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term growth of capital consistent with preservation of capital and balanced by current income. The Fund normally invests 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in equity securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.   Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds, including but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include emerging markets.

Janus Aspen Global Technology Portfolio (Institutional Shares) seeks long-term growth of capital by normally investing at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the team of technology analysts (the “Technology Team”) believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: a) companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and b) companies that the Technology Team believes rely extensively on technology in connection with their operations or services. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from several different countries, which may include the Untied States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called “junk” bonds) to 35% or less of its net assets.

Janus Aspen Overseas Portfolio (Institutional Shares) seeks long-term growth of capital primarily through investments in common stocks of issuers located outside of the United States. The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may, at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC (d.b.a. Maxim Capital Management) (“MCM”), an affiliate of First Great-West)

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Russell 3000 Index at the time of initial purchase.  This Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment.  The Fund will not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.

Ariel Capital Management, LLC is the sub-adviser to this Fund.

Maxim Bond Index Portfolio   The Fund seeks results that track the total return of the debt securities that comprise the Barclays Capital Aggregate Bond Index (“Barclays Index”).  The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Barclays Index and a portfolio of securities using sampling techniques designed to give the Fund the relevant comparable attributes of the Barclays Index.  This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Barclays Index and options on futures contracts.

Maxim Federated Bond   The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.  Under normal circumstances, the Fund will invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities, and U.S. government obligations.  A portion of the Fund may also be invested in foreign investment-grade debt securities and domestic or foreign non-investment grade securities.  Domestic non-investment grade debt securities include both convertible and high-yield corporate debt securities.  Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment grade and foreign investment-grade debt securities.  The foreign debt securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars.

Maxim Global Bond seeks current income with capital appreciation and growth of income. The Fund will under normal circumstances, invest at least 80% of its net assets in bonds of issuers located throughout the world. The Fund will ordinarily invest in at least three countries, including the U.S. The Fund will hold foreign currencies and attempt to profit from fluctuations in currency exchange rates. The Fund will focus on bonds rated investment grade or the unrated equivalent as determined by the sub-adviser. The Fund will invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk” bonds).

Franklin Advisers, Inc. is the sub-adviser to this Fund.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Fund can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets. The Fund will select stocks in the portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion. The Fund will analyze potential investments through an investment model which compares current stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth. The most attractive stocks identified by the model are then subjected to primary research on a global sector basis.

Invesco Advisers, Inc. is the sub-adviser to this Fund.

Maxim Janus Large Cap Growth Portfolio   The Fund seeks long-term growth of capital.  Under normal circumstances, the Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalization of $4 billion or more at the time of purchase.  The Fund will, under normal circumstances, concentrate in a core group of 20-40 common stocks.  The Fund may invest in foreign equity and debt securities without limit within the parameters of the Fund’s specific investment policies.  The portfolio manager seeks attractive investment opportunities consistent with the Fund’s investment policies by looking at companies one at a time.  If the portfolio manager is unable to find such investments, a significant portion of the Fund’s assets may be in cash or similar investments.

Janus Capital Management LLC is the sub-adviser to this Fund.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Fund, and maximum total return potential. It may also invest up to 20% in preferred stocks and convertible preferred stocks .  It may invest up to 20% of its total assets in foreign securities (however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to the 20% limitation) and may also invest up to 35% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Loomis Sayles Small-Cap Value Portfolio seeks long-term capital growth. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index, at the time of purchase. The Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the sub-adviser believes are under-valued in the market. The Fund will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery. The Fund may also invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim MFS International Value Portfolio seeks long-term capital growth.  This Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and related securities, such as preferred stock, convertible securities and depository receipts of foreign (including emerging market) issuers.  The Fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region; provided, that the Fund will, under normal circumstances, invest in at least three different countries.  The sub-adviser may invest the Fund’s assets in companies of any size.  The issuer of a security or other investment is generally deemed to be economically tied to a particular country if:  the security or other investment is issued or guaranteed by the government of that country of any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more or its assets in that country; the issuer is included in an index which is representative of that country; or the issuer is exposed to the economic fortunes and risks of that country.

The Fund generally focuses on investing its assets in the stocks of companies that the sub-adviser believes have above average growth potential and that are trading at reasonable valuation.  The sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund.  Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political and regulatory conditions.  Factors considered may include analysis of earnings, cash flows, competitive position, and management ability.  Quantitative models that systematically evaluate these and other factors may also be considered.

Massachusetts Financial Services Company is the sub-adviser to this Fund.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.  This Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.  This Fund will also invest in high-quality, short-term debt securities.  These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).  This Fund will invest in securities which are only denominated in U.S. dollars and securities with a weighted average maturity of less than 90 days.   Effective June 30, 2010, this Fund must maintain a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted average life to maturity of no more than 120 days.

Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Maxim Short Duration Bond Portfolio seeks maximum total return that is consistent with preservation of capital and liquidity. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. The Fund selects securities based on relative value, maturity, quality and sector. The Fund will maintain an actively managed portfolio of bonds selected from several categories including: U.S. Treasuries and agency securities; commercial and residential mortgage-backed securities; asset-backed securities; and corporate bonds. The Fund will maintain a weighted average quality of A or higher, maintain average duration between 1 to 3 years based on the adviser’s forecast for interest rates and invest up to 20% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. This Fund emphasizes companies with favorable prospects for increasing dividend income and capital appreciation. It seeks to invest in companies which have one or more of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P’s 500® Stock Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500® Stock Index; and low stock price relative to a company’s underlying value as measured by assets, earnings, cash flow or business franchises.

Under normal market conditions, substantial dividend income means that yield on the Fund's securities generally exceeds yield on the Fund's benchmark.  In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives a unique opportunity for gain. These special situations might arise when the Fund's portfolio manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive environment . While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.  This Fund may also invest up to 25% of its total assets in foreign securities.  The Fund may also invest in fixed income securities without regard to qualify, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim T. Rowe Price Mid Cap Growth seeks long-term capital appreciation. Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P  MidCap 400 ®   Index or the Russell MidCap ® Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The market capitalization of the companies in the Fund, the S&P MidCap 400 ® Index, and the Russell MidCap ® Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.  This Fund selects stocks using a growth approach and invests in companies that offer proven products or services, have a historical record of above-average earnings growth, demonstrate potential for sustained earnings growth, have a connection to industries experiencing increasing demand, or have stock prices that appear to undervalue their growth products.  In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain. These special circumstances might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or favorable competitive environment . While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim U.S. Government Mortgage Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage -related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The Fund will invest in private mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government , (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators .   The Fund may invest in commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds.   The Fund will focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical assets yields versus treasury yields. The Fund also invests in mortgage dollar rolls with up to 20% of its net assets.  In a mortgage dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term  and coupon) on a specified future date from the same party.

Maxim Profile I Portfolios

Each of the following five Maxim Profile I Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objective.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments and, to a lesser degree, fixed income securities.
Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Maxim Lifetime Asset Allocation Portfolios

Maxim Lifetime 2015 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2015 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 40-60% of its net assets in Underlying Portfolios that invest primarily in equity securities and 40-60% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2025 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2015 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 60-80% of its net assets in Underlying Portfolios that invest primarily in equity securities and 20-40% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2035 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2035 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2045 Portfolio II – Class T    The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2045 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2055 Portfolio II – Class T   The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2055 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Partners Portfolio (Class I Shares) seeks growth of capital . T o pursue this goal, t he Fund invests mainly in common stocks of m i d to large capitalization companies. The Fund seeks to reduce risk by diversifying among many companies and industries.

Neuberger Berman AMT Regency Portfolio (Class I Shares) seeks growth of capital. To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) seeks long-term growth of capital by investing in securities of companies that meet the Fund’s financial criteria and social policy. To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries. The portfolio Managers employ a research driven and valuation sensitive approach to stock selection.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield Portfolio – (Administrative Class Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of March 31, 2009 was 4.17 years. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO VIT Low Duration Portfolio   (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management.   The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies from one to three years based on PIMCO’s forecast for interest rates. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

PIMCO VIT Real Return Portfolio (Administrative Shares) seeks maximum real return, consistent with preservation of real capital and prudent investment management.    The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration.

All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index) will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index, which as of March 31, 2009 was 5.61 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

PIMCO VIT Total Return Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of March 31, 2009 was 3.73 years.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

Putnam Variable Trust (advised by Putnam Management)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income. The Fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and also capital growth.  Under normal circumstances, the Fund invests at least 80% of the Fund’s assets in equity investments.

Putnam VT Global Health Care Fund (Class IA Shares) The Fund seeks capital appreciation.  The Fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that the Fund believes have favorable investment potential.  The Fund considers, among other factors, a company’s valuation, financial strength, competitive position in the industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.  The Fund also uses derivatives, such as futures, options, warrants, and swap contracts, for both hedging and non-hedging purposes and the Fund may engage in short sales of securities.

Putnam VT High Yield (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality, and have intermediate to long-term maturities (three years or longer). Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in securities rated below investment grade.

Putnam VT International Growth (Class IA Shares)The Fund seeks long-term capital appreciation.  The Fund invests mainly in common stocks of companies outside of the United States. The Fund mainly invests in growth stocks, which are those issued by companies that are believed to be fast growing and whose earnings are likely to increase over time and may lead to an increase in the price of the stock. The Fund may invest in companies of any size and may invest in both established and developing (emerging) markets.

Putnam VT MidCap Value (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income. The Fund invests mainly in the common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that the Fund believes are currently undervalued by the market.  Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in midsized companies of a size similar to those in the Russell Midcap Value Index.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio ’s (Service Class Shares) The Fund’s investment goal is long-term growth of capital. The Fund ’s investment adviser invests primarily in equity securities issued by micro-cap companies, a universe of more than 4,100 companies with market capitalizations up to $500 million.  The investment adviser generally focus es on micro-cap companies that it believes are trading considerably below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Normally the Fund will invest up to 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Royce Small-Cap Portfolio ’s (Service Class Shares) The Fund’s investment goal is long-term growth of capital. The Fund ’s investment adviser invests primarily in equity securities issued by small -cap companies , those with market capitalizations from $500 million to $2.5 billion .   Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Any production of income is incidental to the Fund’s investment goal. Normally, the Fund will invest at least 80% of its net assets in the equity securities of small-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Van Eck VIP   Trust (advised by Van Eck Associates Corporation)

Van Eck VIP   Global Hard Assets Fund (Initial Class Shares)Under normal conditions, the Fund w ill invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of “hard asset” companies and instruments that derive their value from “hard assets”. “Hard assets” consist of precious metals, natural resources, real estate and commodities. A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund will invest in securities of companies located throughout the world (including the U.S.). The Funds investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trust, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard asset securities.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account.  We assume the risk of investment gain or loss on this amount.  All assets in the General Account are subject to our general liabilities from business operations.  The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933.  Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act.  As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act.  However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses.  We also guarantee that you will earn interest at a rate of at least 3.00% per year on amounts in the Fixed Account.  We do not rely on predetermined formulas to set Fixed Account interest rates.  We will review the interest rate at least once a year, at the Company’s discretion.  We may reset the interest rate monthly.

Charges and Deductions

Expense Charge Applied to Premium. We will deduct a maximum expense charge of 10% from each Premium payment , which breaks out as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by New York state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	6%
Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%

As described under the heading "Term Life Insurance Rider" on page 40, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contracts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. First Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)	is the service charge;
(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and
(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less

•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("2001 CSO"). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15   from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Maxim Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds.  See "Payments We Receive" on page 10.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and Employer-Financed Insurance Purchase Arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;

•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);

•	exercise all other rights in the Policy;

•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and

•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page 43.

You may change your allocation percentages at any time by Request.

Transfers among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

If a Fund elects to liquidate its assets, the Division that invests in such Fund will be closed to new investments, which means Owners will not be permitted to allocate additional amounts (either through contributions or Transfers) to the Division that invests in such Fund. If you have any assets invested in the Division that invests in such Fund subsequent to the date of liquidation, such assets will be involuntarily redeemed and invested in the Maxim Money Market Portfolio. If you are utilizing a custom transfer feature, such as dollar cost averaging or rebalancer, and do not make alternate arrangements prior to the date of liquidation, any assets invested in, or allocations made to, such liquidated fund will be invested in the Maxim Money Market Portfolio. Any Transfers from the Division that invests in a Fund that is to be liquidated to another available Division will not count as one of the 12 free Transfers you are entitled to during each Policy Year.

Fixed Account Transfers.  Transfers into the Fixed Account are limited to once every 60 days.  Transfers from the Fixed Account may only be made once per year.  The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. In addition, frequent or unusually large Transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner's trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•      Restrict the Owner to inquiry-only access for the Internet and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represent that no further market timing or excessive trading will occur, and acknowledge that we may implement further restrictions, if necessary, to stop improper trading by the Owner;
•   Close the applicable Fund to all new monies, including contributions and Transfers in;
•   Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•   Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by First Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 18 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The Total Face Amount of the new policy may not exceed the Total Face Amount of this Policy on the date of the exchange.  The premium rate will be the rate used for the new policy of insurance on the Policy Date for the mortality class in which the policy has been placed.  The Company will determine any other requirements or costs.  Any excess Cash Surrender Value will be payable to the Owner; this distribution may be a taxable event to the Owner.

Conversion.  In the event of a material change in the investment policy of the Series Account, the Owner has the right to convert this Policy to a general account life insurance policy currently being issued by the Company.  The Company may delay such conversion pursuant to the postponement provision or other restrictions described in the Policy.  The new policy will be issued with a current date.  The cash surrender value will be applied as premium toward the new contract.  No evidence of insurability will be required for the conversion.

Age Requirements. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Divisions. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. If we do so, we will notify you and ask you to change your Premium allocation instructions. If you do not change those instructions by the Division's closing date, Premiums allocated to that Division automatically will be allocated to the Maxim Money Market Portfolio Division until you instruct us otherwise. A Division closing may affect dollar cost averaging and the rebalancer option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 29 of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our General Account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;

•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or

•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date the original or a certified copy is recorded at Corporate Headquarters. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account.  The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE (generally 4:00 p.m. EST/EDT) on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account or the Fixed Account on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus

•	that portion of net Premium received and allocated to the Fixed Account, less

•	the service charges due on the Policy Date, less

•	the monthly risk charge due on the Policy Date, less

•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•
if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the mortality and expense risk charge for each day in the Valuation Period from the quotient of (1) and (2) where:

(1) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period; plus or minus

•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The Fixed Account Value is
•	Premiums allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges

During any Policy Month the Fixed Account Value will be calculated on a consistent basis.  For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date, we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount, then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge.  No premium payments will be accepted and no loans can be taken after age 121.  Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations - Treatment When Insured Reaches Attained Age 121" on page 52.

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables beginning on page 6.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same two death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the later of:

•	the Policy Date of the Policy to which this rider is attached; or

•	the date this rider is delivered and the first rider premium is paid to the Company.

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the target Premium amount, to which the sales charge applies, will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales charges deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;

•	the expiration of the grace period of the Policy; or

•	the death of the Insured.

Change of Insured Rider (for Corporate Owned Policies Only). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and the new Insured and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured's age, at the nearest birthday, is under 70 years as of the Change of Insured Date; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured's age, sex, mortality class and the Premium rate in effect on the Policy Date. The time periods contained in the Incontestability and Suicide provisions of the Policy will begin for the new Insured on the Change of Insured Date.

This rider will terminate on the earliest of:

•	The date the Policy is surrendered or terminated;

•	The date the Policy’s nonforfeiture benefits take effect;

•	The date the Policy is changed to a policy for which the Rider is not available; or

•	The end of the Policy’s grace period, unless the continuation of coverage provision on page 48 is in effect.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account  or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with New York state law.

Free Look Period. During the free look period (ten days or longer where required by law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Net Premium will be allocated to the Divisions you selected on the application once the free look period ends.  The net Premium will first be allocated to the Maxim Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Maxim Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may not change your Division allocations but you may change your allocation percentages.

Policies returned during the free look period will be void from the Issue Date. In New York, we will refund an amount equal to the sum of (1) the value of the amounts allocated to the Series Account on the date the returned policy is received by the Company or an authorized representative, and (2) any Policy fees or other charges imposed on amounts allocated to the Series Account.

Premium. All Premium payments must be made payable to "First Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - Expense Charge Applied to Premium," on page 29.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:

•	the amount of the selected death benefit option, less

•	the value of any Policy Debt on the date of the Insured's death, less

•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See "Federal Income Tax Considerations - Tax Status of the Policy," on page 50. Your Policy must qualify under the Cash Value Accumulation Test ("CVAT").

Under the CVAT procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is—

•	the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or if greater,

•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death less any partial withdrawals; or if greater,

•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want your death benefit to increase with your Account Value.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account.

See the "Account Value" and "Charges and Deductions" sections of the prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•
If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases. To Request an increase, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this prospectus.

Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page 50 of this prospectus.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," beginning on page 50 of this prospectus.

Loans

Policy Loans. After this Policy has been in force for 3 years, the Owner may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

During the first 5 years subsequent to the issuance of the Policy, the Owner is prohibited from undertaking a pattern of borrowing that is likely to require all or a substantial part of the cash values to be pledged as security against repayment of such loans unless the borrowing was incurred because of an unforeseen increase in financial obligations.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Divisions.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. This Policy may be reinstated, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;

•	you submit satisfactory Evidence of Insurability to us:

•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;

•	you pay an amount equal to three times the monthly cost of insurance charge as of the date of reinstatement; and

•
you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy’s Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus

•	net Premiums attributable to Premiums paid to reinstate the Policy; less

•	the monthly expense charge; less

•	the monthly cost of insurance charge applicable on the date of reinstatement; less

•	the expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

•	the SEC, by order, permits postponement for the protection of Owners; or

•
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition of federal income tax on you with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.
The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first fifteen (15) Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•
First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

•
Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	made when the taxpayer is age 59½ or older;
2.	attributable to the taxpayer becoming disabled; or
3.
is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary's life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a "paid-up" life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC. You may want to contact your tax adviser when the Insured reaches Attained Age 121.

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations.  Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for First Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy's tax status.

•	We believe the Policy will be treated as a life insurance contract under federal tax laws.

•	Death benefits generally are not subject to federal income tax.

•	Investment gains are normally not taxed unless distributed to you before the Insured dies.

•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.

•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

This Policy is also available for purchase by individuals whose employers will pay some or all of the premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in the prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to First Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.           Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.           Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.           The payment of some or all of the premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.           The payment of some or all of the premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.           Under some circumstances, the failure of the employer to make one or more of the planned premiums under the Policy may cause a lapse of the Policy.

6.           An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.           An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.           An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

In an employer-financed insurance purchase arrangement, the procedures described above on page 54 designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by Us or by the Fund. The Fund determines the restrictions imposed, either one of the four restrictions described on page 34 or by restricting the Participant from making Transfers into the identified Fund’s for the period for time specified by the Fund.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. First Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Chief Legal Officer, Financial Services and Securities Compliance, of First Great-West, has passed upon all matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St. N.W., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to First Great-West with regard to the federal securities laws.

Financial Statements

First Great-West's financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

The SAI is a document that includes additional information about the Series Account, including the financial statements of First Great-West.  As the Series Account had not sold any Policies as of December 31, 200 9 , no financial statements are available for the Series Account. The SAI is incorporated as a matter of law into the prospectus, which means that it is legally part of the prospectus.  The SAI is available upon request, without charge.  To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact First Great-West toll-free at 888-353-2654 or via email at keybizdirect@gwl.com.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  Reports and other information about the Series Account are available on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No.  811-22091

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less

(b)	outstanding Policy loans and accrued loan interest, if any; less

(c)	any monthly cost of insurance charges.

Corporate Headquarters – First Great-West Life & Annuity Insurance Company, 50 Main Street, White Plains, New York 10606, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund.  Divisions may also be referred to as "investment divisions" or "Sub-Accounts" in the prospectus, SAI or Series Account financial Statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate.  This account is not part of and does not depend on the investment performance of the Sub-Accounts.  The Fixed Account is not an available option for Pre-2009 Policies.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” on page 51.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums – Amounts received and allocated to the Sub-Account(s) and Fixed Account prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under New York law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner's Account Value containing the value credited to the Owner from the Series Account.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

A-

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable
Universal Life Insurance Policies

Issued by:

First Great-West Life & Annuity Insurance Company
50 Main Street
White Plains, New York 10606

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 20 1 0, which is available without charge by contacting First Great-West Life & Annuity Insurance Company (“First Great-West”) at 888-353-2654 or via e-mail at keybizdirect@gwl.com.

May 1, 20 1 0

Table of Contents

General Information and History of First Great-West and the Series Account 1

State Regulation 1

Independent Registered Public Accounting Firm 1

Underwriters 1

Administrative Services 2

Underwriting Procedures 2

Illustrations 2

Financial Statements 2

General Information and History of First Great-West and the Series Account

First Great-West Life & Annuity Insurance Company ("First Great-West") (formerly known as Canada Life Insurance Company of New York ("CLNY")) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. First Great-West operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses).  We are licensed to do business in New York. First Great-West's Home Office is located at 50 Main Street, White Plains, New York 10606.

First Great-West is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("Great-West"), a life insurance company domiciled in Colorado.  Great-West is a wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a Delaware holding company.  GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. ("Lifeco"), a Canadian holding company.  Lifeco is a subsidiary of Power Financial Corporation ("Power Financial"), a Canadian holding company with substantial interests in the financial services industry.  Power Financial Corporation is a subsidiary of Power Corporation of Canada ("Power Corporation"), a Canadian holding and management company.  Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation.

Effective December 31, 2005, First Great-West, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY.  Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company.  As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West, including the separate accounts of First Great-West Life, and it became directly liable for the First Great-West's liabilities and obligations, including those with respect to the Contract supported by its separate accounts.

We established the COLI VUL-2 Series Account of the First Great-West Life & Annuity Insurance Company (the “Series Account”) in accordance with New York law on February 14, 2006.  The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  The investment policy of the Series Account may not be changed without any required approval of the Commissioner.  The approval process will be on file with the Commissioner.  We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Registered Public Accounting Firm

The financial statements of First Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein in the Registration Statement which report expresses an unqualified opinion on the financial statements of First Great-West Life &  Annuity Insurance Company and includes an explanatory paragraph referring to the change in accounting  for the recognition and presentation of other-than-temporary impairments for certain investments, as required by the accounting guidance adopted April 1, 2009, and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  As the Series Account had not sold any Policies as of December 31, 200 9 , no financial statements are available for the Series Account.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. ("GWFS Securities"), an affiliate of First Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.  GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering.

Licensed insurance agents will sell the Policy in New York.  Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities.  GWFS Equities also acts as the general distributor of certain annuity contracts issued by us.  The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 70% of Premium up to the first year target Premium and 7% of the portion of the first year Premium above the target.  In addition, asset-based trail commissions may be paid.  A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Administrative Services

Certain Administrative services are provided by Great-West to assist First Great-West in processing the Policies.  These services are described in written agreements between Great-West and First Great-West.  No compensation has been paid to Great-West in connection with these services for these Policies.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions.  We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions.  We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits.  The first illustration you Request during a Policy Year will be provided to you free of charge.  Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The financial statements of First Great-West as contained herein should be considered only as bearing upon First Great-West's ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account.  The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account.

First Great-West Life & Annuity
Insurance Company
(a wholly-owned subsidiary of
Great-West Life & Annuity
Insurance Company)
Balance Sheets as of December 31, 2009 and 2008
and Related Statements of Income, Statements of
Stockholder’s Equity and Statements of Cash Flows
for Each of the Three Years in the Period Ended
December 31, 2009 and Report of Independent
Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
First Great-West Life & Annuity Insurance Company
White Plains, New York

We have audited the accompanying balance sheets of First Great-West Life & Annuity Insurance Company (the “Company”) as of December 31, 2009 and 2008, and the related statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First Great-West Life & Annuity Insurance Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Company changed its accounting for the recognition and presentation of other-than-temporary impairments for certain investments, as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
March 12, 2010

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Balance Sheets
December 31, 2009 and 2008
(In Thousands, Except Share Amounts)

	December 31,
	2009	2008
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized
cost $517,231 and $398,845)	$506,328	$367,795
Mortgage loans on real estate (net of allowances of
$796 and $802)	80,458	86,604
Equity investments, available-for-sale, at fair value
(cost $59 and $57)	87	82
Policy loans	13,667	12,890
Short-term investments, available-for-sale
(cost approximates fair value)	75,477	29,204
Other investments	155	178
Total investments	676,172	496,753

Other assets:
Cash	4,710	1,528
Reinsurance receivable	47,012	51,168
Deferred acquisition costs and value of business acquired	13,412	13,291
Investment income due and accrued	4,982	4,321
Premiums in course of collection	395	435
Deferred income taxes	7,869	19,070
Collateral under securities lending agreements	22,943	32,566
Due from parent and affiliates	-	1,153
Other assets	6,202	3,642
Assets of discontinued operations	6,761	6,120
Separate account assets	193,556	122,630
Total assets	$984,014	$752,677

See notes to financial statements.		(Continued)

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Balance Sheets
December 31, 2009 and 2008
(In Thousands, Except Share Amounts)

	December 31,
	2009	2008
Liabilities and stockholder's equity
Policy benefit liabilities:
Future policy benefits	$576,285	$521,471
Policy and contract claims	3,111	5,086
Policyholders' funds	2,813	2,797
Provision for policyholders' dividends	1,600	1,700
Undistributed earnings on participating business	3,580	1,614
Total policy benefit liabilities	587,389	532,668

General liabilities:
Due to parent and affiliates	2,451	-
Repurchase agreements	82,301	-
Payable under securities lending agreements	22,943	32,566
Other liabilities	8,735	2,495
Liabilities of discontinued operations	6,769	6,120
Separate account liabilities	193,556	122,630
Total liabilities	904,144	696,479

Commitments and contingencies (Note 13)

Stockholder's equity:
Common stock, $1,000 par value, 10,000 shares
authorized; 2,500 shares issued and outstanding	2,500	2,500
Additional paid-in capital	56,350	56,350
Accumulated other comprehensive income (loss)	(6,979)	(22,862)
Retained earnings	27,999	20,210
Total stockholder's equity	79,870	56,198
Total liabilities and stockholder's equity	$984,014	$752,677

See notes to financial statements.		(Concluded)

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Statements of Income
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Revenues:
Premium income, net of premiums ceded of
$8,428, $10,807 and $10,316	$13,762	$15,263	$15,841
Fee income	4,448	5,852	1,755
Net investment income	32,550	31,001	27,648
Realized investment gains (losses), net:
Total other-than-temporary losses recognized	(236)	(5,717)	(205)
Less: Non-credit portion of other-than-temporary
losses transferred to and recognized in
other comprehensive income	-	-	-
Net other-than-temporary losses
recognized in earnings	(236)	(5,717)	(205)
Other realized investment gains (losses), net	(456)	502	1,342
Total realized investment gains
(losses), net	(692)	(5,215)	1,137
Total revenues	50,068	46,901	46,381
Benefits and expenses:
Life and other policy benefits, net of
reinsurance recoveries of $13,484, $10,469
and $5,658	21,393	22,303	20,843
Increase (decrease) in policy reserves	(7,923)	(6,612)	(3,954)
Interest paid or credited to contractholders	13,348	12,176	10,534
Provision (benefit) for policyholders' share of
earnings on participating business	1,245	1,370	575
Dividends to policyholders	1,397	1,333	2,038
Total benefits	29,460	30,570	30,036
General insurance expenses	9,395	6,009	4,939
Amortization of deferred acquisition costs
and value of business acquired	2,285	2,333	3,009
Total benefits and expenses, net	41,140	38,912	37,984
Income from continuing operations
before income taxes	8,928	7,989	8,397
Income tax expense	2,471	2,708	2,387
Income from continuing operations	6,457	5,281	6,010
Income (loss) from discontinued operations, net
of income taxes of $(35), $2,923 and $2,014	(65)	834	2,973
Net income	$6,392	$6,115	$8,983

See notes to financial statements.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Statements of Stockholder's Equity
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total
Balances, January 1, 2007	$2,500	$56,350	$(395)	$9,605	$68,060
Net income				8,983	8,983
Net change in unrealized gains (losses)			1,836		1,836
Total comprehensive income					10,819
Impact of adopting ASC section 815-15-25 "Derivativesand Hedging - Embedded Derivatives - Recognition" to derivative instruments				7	7
Dividends				(4,500)	(4,500)
Balances, December 31, 2007	2,500	56,350	1,441	14,095	74,386
Net income				6,115	6,115
Net change in unrealized gains (losses)			(24,303)		(24,303)
Total comprehensive income					(18,188)
Balances, December 31, 2008	2,500	56,350	(22,862)	20,210	56,198
Net income				6,392	6,392
Non-credit component of impaired
losses on fixed maturities, available-for-sale			555		555
Net change in unrealized gains (losses)			16,725		16,725
Total comprehensive income					23,672
Impact of adopting ASC section 320-10-65
"Investment - Debt and Equity Securities"
on available-for-sale-securities, net of tax			(1,397)	1,397	0
Balances, December 31, 2009	$2,500	$56,350	$(6,979)	$27,999	$79,870

See notes to financial statements

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Cash flows from operating activities:
Net income	$6,392	$6,115	$8,983
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Earnings allocated to participating policyholders	1,245	1,370	575
Amortization of premiums, (accretion) of discounts
on investments, net	(1,137)	(727)	232
Net realized (gains) losses on investments	692	5,162	(1,110)
Net proceeds (purchases) of trading securities	184	3,914	(4,010)
Interest credited to contractholders	13,174	11,975	10,406
Depreciation and amortization	2,305	2,369	3,011
Deferral of acquisition costs	(1,701)	(2,423)	(3,679)
Deferred income taxes	1,511	(2,059)	(1,366)
Changes in assets and liabilities:
Policy benefit liabilities	(15,940)	(9,869)	(3,919)
Reinsurance receivable	3,598	(5,012)	(3,739)
Accrued interest and policyholder receivables	(621)	1,886	(359)
Other, net	5,256	(6,824)	3,520
Net cash provided by operating activities	14,958	5,877	8,545

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities available-for-sale	69,080	141,518	93,435
Mortgage loans on real estate	5,874	7,449	11,068
Equity investments	-	35	19
Purchases of investments:
Fixed maturities available-for-sale	(100,116)	(123,119)	(136,396)
Mortgage loans on real estate	-	(8,650)	-
Equity investments	(2)	(73)	-
Net change in short-term investments	(127,373)	(11,027)	17,985
Net change in repurchase agreements	82,301	-	(13,431)
Other, net	801	(2,276)	(100)
Net cash provided by (used in) investing activities	(69,435)	3,857	(27,420)

Cash flows from financing activities:
Contract deposits	86,614	90,395	41,891
Contract withdrawals	(30,521)	(96,663)	(19,142)
Change in due to parent and affiliates	1,161	(3,204)	1,384
Dividends paid	-	-	(4,500)
Change in bank overdrafts	405	(613)	(325)
Net cash provided by (used in) financing activities	57,659	(10,085)	19,308

Net increase (decrease) in cash	3,182	(351)	433
Cash, beginning of year	1,528	1,879	1,446
Cash, end of year	$4,710	$1,528	$1,879

Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for income taxes	$(1,528)	$9,283	$2,838

Non-cash investing transactions during the year:
Fair value of assets acquired in settlement of
fixed maturity investments	-	$212	-

See notes to financial statements.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

1.  Organization, Basis of Presentation and Significant Accountng Policies

Organization - First Great-West Life & Annuity Insurance Company (the “Company”), is a wholly-owned direct subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”).

The Company offers individual life insurance and individual and group annuity products.  The Company is incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York Department of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant estimates are required to account for valuation of investments and other-than-temporary impairments, recognition of income on certain investments, valuation and accounting for derivative instruments, deferred acquisition costs and value of business acquired, policy and contract benefits and claims, and taxes on income.  Actual results could differ from those estimates.

The Company is a member of a controlled group and therefore, its results are not indicative of those of a stand alone company.  See Note 4 for related party amounts.

Significant accounting policies

Investments - Investments are reported as follows:

1.
The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income in the stockholder’s equity section of the accompanying balance sheets. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business in the Company’s balance sheets.  The Company recognizes the acquisition of its fixed maturity and equity investments on a trade date basis.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses are included in net realized investment gains (losses). Declines in value determined to be other-than-temporary are included in total other-than-temporary impairment losses recognized.

The Company purchases fixed maturity securities which are classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned.  Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

2.
Mortgage loans on real estate are commercial loans and are carried at their unpaid balances adjusted for any unamortized premiums or discounts and allowances for credit losses.  Interest income is accrued on the unpaid principal balance.  Discounts and premiums are amortized to net investment income using the scientific interest method.  Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on its impaired loans.  Management’s judgment is based upon situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions.  The measurement of impaired loans is based upon the fair value of the underlying collateral.

3.
Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of the Company’s balance sheets.  Realized gains and losses are included in net realized gains (losses) on investments.  Declines in value, determined to be other-than-temporary, are included in total other-than-temporary impairment losses recognized.

4.	Policy loans are carried at their unpaid balances.

5.
Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value.  The Company classifies its short-term investments as available-for-sale.

6.	Gains and losses realized upon the disposal of investments are determined on a specific identification basis. See number 9 below for a description of realization of other-than-temporary impairments.

7.
The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price.  Proceeds from the sale are reinvested in other securities and may enhance the current yield and total return.  The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income.  During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold.  Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent.  In such cases, the Company’s right to repurchase the security may be restricted.  Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying balance sheets.  The liability is collateralized by securities with approximately the same fair value.

8.
The Company receives collateral for lending securities that are held as part of its investment portfolio.  The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned.  Such collateral is used to replace the securities loaned in event of default by the borrower.  The Company’s securities lending transactions are accounted for as collateralized borrowings. Collateral is defined as government securities, letters of credit and/or cash collateral. The borrower can return and the Company can request the loaned securities at any time.  The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

9.
One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments.  The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings.  The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads and the recovery period.  The Company’s accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary.  If management either (a) has the intent to sell the fixed maturity investment or (b) it is more likely than not the Company will be required to sell the fixed maturity investment before its anticipated recovery, a charge is recorded in net realized losses on investments equal to the difference between the fair value and cost or amortized cost basis of the security.  If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an other-than-temporary impairment is considered to have occurred.  In this instance, total other-than-temporary impairment is bifurcated into two components: the amount related to the credit loss, which is recognized in earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss).  After the recognition of an other-than-temporary impairment, the fixed maturity investment is accounted for as if it had been purchased on the measurement date of the other-than-temporary impairment, with an amortized cost basis equal to the previous amortized cost basis less the other-than-temporary impairment recognized in earnings.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

If management does not have the ability and intent to hold an impaired available-for-sale equity investment for a period of time sufficient to allow for the recovery of its value to an amount equal or greater than its cost, then the investment shall be deemed other-than-temporarily impaired.  An impairment loss is recorded in earnings for the difference between the equity investment’s cost and fair value at the balance sheet date of the reporting period for which the assessment is made.

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the balance sheets in other assets and other liabilities at fair value.  Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into.  If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income.  If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income (loss) in the Company’s balance sheets and are recognized in the income statements when the hedged item affects earnings.  Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company’s cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis.  Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying balance sheets. This liability was $449 and $44 at December 31, 2009 and 2008, respectively.

Deferred acquisition costs and value of business acquired - Deferred acquisition costs (“DAC”), which primarily consists of sales commissions and costs associated with the Company’s sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, have been deferred to the extent recoverable.  The value of business acquired (“VOBA”) represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions.  The recoverability of such costs is dependent upon the future profitability of the related business.  DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits.  Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits.  DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized.  See Note 8 for additional information regarding deferred acquisition costs and the value of business acquired.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying balance sheets.  The Company’s separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, which is an affiliate of GWL&A, and shares of other non-affiliated mutual funds and government and corporate bonds.  Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company’s statements of income.  Revenues of the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.

Life insurance and annuity future benefits - Life insurance and annuity future benefits with life contingencies in the amounts of $356,809 and $364,775 at December 31, 2009 and 2008, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds.  Annuity contract benefits without life contingencies in the amounts of $219,229 and $156,470 at December 31, 2009 and 2008, respectively, are established at the contractholder’s account value.

Reinsurance - The Company enters into reinsurance transactions as a purchaser of reinsurance.  In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.  For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards.  If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting.  The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets.  The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement.  The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience.  The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating fund account - The Company sells participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the   assumptions used in premium charged and the actual experience.  The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors.

Participating life and annuity policy benefits are $110,389 and $114,606 at December 31, 2009 and 2008, respectively.  Participating business approximates 11% and 10% of the Company’s individual life insurance in-force at December 31, 2009 and 2008, respectively and 40%, 43% and 41% of individual life insurance premium income for the years ended December 31, 2009, 2008 and 2007, respectively.  The policyholder’s share of net income on participating policies that cannot be distributed is excluded from stockholder’s equity by a charge to operations and a credit to a liability.

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due.  Annuity contract premiums with life contingencies are recognized as received.    Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned.  Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due.  Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.   Premiums and policyholder benefits and expenses are presented net of reinsurance.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

Net investment income - Interest and dividend income from fixed maturities and mortgage loans on real estate is recognized when earned.  Net investment income on equity securities available-for-sale is primarily comprised of dividend income and is recognized on the ex-dividend date.

Net realized gains and losses on investments and derivative financial instruments Net realized gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis.  Net realized gains and losses also result from the termination of derivatives contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.  Impairments are recognized as other-than-temporary impairment losses when investment losses in value are deemed other-than-temporary.  Non-credit impairments are reclassified to accumulated other comprehensive income (loss).

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns.  In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered.  Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

Regulatory requirements - In accordance with the requirements of the New York State Department of Insurance (the “Department”), the Company must demonstrate that it maintains adequate capital.  At December 31, 2009 and 2008, the Company was in compliance with the requirement (See Note 9).  Also, in accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contractholders.

2.  Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In June 2009, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162” (“SFAS No. 168”).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the “ASC”) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Company adopted FASB No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”).  Effective July 1, 2009, SFAS No. 155 was superseded and replaced by certain provisions of ASC topic 815 “Derivatives and Hedging” (“ASC topic 815”).  These provisions of ASC topic 815 permit any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation to be carried at fair value in its entirety, with changes in fair value recognized in earnings.  In addition, ASC topic 815 requires that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative.  These provisions of ASC topic 815 are applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, however it may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis.  The Company adopted these provisions of ASC topic 815 on January 1, 2007.  The adoption of these provisions increased stockholder’s equity by $7.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”).  Effective July 1, 2009, SFAS No. 157 was superseded and replaced by certain provisions of ASC topic 820, “Fair Value Measurements and Disclosures” (“ASC topic 820”).    These provisions enhance guidance for using fair value to measure assets and liabilities.  These provisions also provide expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings.  These provisions of ASC topic 820 are applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value and are effective for fiscal years beginning after November 15, 2007.  The Company adopted these provisions on January 1, 2008.  The adoption did not have a material impact on the Company’s financial position or results of its operations.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS No.159”).  Effective July 1, 2009, SFAS No. 159 was superseded and replaced by certain provisions of ASC topic 825, “Financial Instruments” (“ASC topic 825”).  These provisions of ASC topic 825 permit an entity to measure financial instruments and certain other items at estimated fair value.  Most of these provisions are elective; however, certain amendments to ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”) apply to all entities that own trading and available-for-sale securities.  The fair value option permits an entity to measure eligible items at fair value as of specified election dates.  The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument.  These provisions of ASC topic 825 are effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company adopted these provisions on January 1, 2008.  The adoption did not have an impact on the Company’s financial position or results of its operations.

In February 2008, the FASB issued Staff Position No. 157-2, “Effective Date of FASB Statement No. 157” (“FSP No. 157-2”).  Effective July 1, 2009, FSP No. 157-2 was superseded and replaced by certain provisions of ASC topic 820,  These provisions of ASC topic 820 defer the effective date for all nonrecurring fair value measurements of non-financial assets and non-financial liabilities until fiscal years beginning after November 15, 2008.  Non-financial assets include assets associated with business acquisitions and impairment testing of tangible and intangible assets.  The Company adopted these provisions of ASC topic 820 for its fiscal year beginning January 1, 2009.  The adoption of these provisions of ASC topic 820 did not have a material impact on the Company’s consolidated financial position or the results of its operations.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures About Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (“SFAS No. 161”).  Effective July 1, 2009, SFAS No. 161 was superseded and replaced by certain provisions of ASC topic 815.  These provisions of ASC topic 815 apply to all derivative instruments and related hedged items.  These provisions of ASC topic 815 require entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  These provisions of ASC topic 815 are effective for fiscal years beginning after November 15, 2008.  The Company adopted these provisions of ASC topic 815 for its fiscal year beginning January 1, 2009.

In October 2008, the FASB issued Staff Position No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active” (“FSP No. 157-3”).  Effective July 1, 2009, FSP No. FAS 157-3 was superseded and replaced by certain provisions of ASC topic 820.     These provisions of ASC topic 820 apply to financial assets within the scope of accounting pronouncements that require or permit fair value measurements.  These provisions of ASC topic 820 clarify when a market that is not active and provide an example to illustrate key conditions in determining the fair value of a financial asset when the market for that financial asset is not active.  These provisions became effective upon issuance including prior periods for which financial statements have not been issued.  The Company adopted these provisions effective September 30, 2008.   The adoption did not have a material impact on the Company’s financial position or results of its operations.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

In January 2009, the FASB issued EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“EITF 99-20-1”).  Effective July 1, 2009, EITF 99-20-1 was superseded and replaced by certain provisions of ASC topic 325, “Investments - Other” (“ASC topic 325”).  These provisions of ASC topic 325 are an interpretative amendment to impairment guidance and align impairment guidance to that of ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”).  These provisions are effective for reporting periods ending after December 15, 2008.  The Company adopted these provisions for its year ended December 31, 2008.  The adoption did not have an impact on the Company’s financial position or results of its operations.

In April 2009, the FASB issued Staff Position No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for an Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly” (“FSP No. FAS 157-4”).  Effective July 1, 2009, FSP No. FAS 157-4 was superseded and replaced by certain provisions of ASC topic 820.  These provisions of ASC topic 820 relate to determining fair values when there is no active market or where the price inputs being used represent distressed sales.  These provisions of ASC topic 820 reaffirm the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive.  These provisions of ASC topic 820 apply to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements.  The provisions of ASC topic 820 that relate to the determination of fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying transactions that are not orderly, is effective for interim and annual periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 820 relating to these considerations for its fiscal quarter ended June 30, 2009.  The adoption of ASC topic 820 relating to these considerations did not have a material impact on the Company’s fair value measurements.

In April 2009, the FASB issued Staff Position No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (“FSP No. FAS 115-2 and FAS 124-2”).  Effective July 1, 2009, FSP No. FAS 115-2 and FAS 124-2 was superseded and replaced by certain provisions of ASC topic 320.  These provisions of ASC topic 320 require companies, among other things, to bring greater consistency to the timing of impairment recognition and provide for greater clarity about the credit and non-credit components of impaired debt securities that are not expected to be sold.  These provisions of ASC topic 320 also require increased and timelier disclosures regarding expected cash flows, credit losses and an aging of securities with unrealized losses.  These provisions of ASC topic 320 are effective for interim and annual periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 320 for its fiscal quarter ended June 30, 2009 and recognized the effect of applying them as a change in accounting principle.  The Company recognized an $1,397, net of income taxes, cumulative effect adjustment upon initially applying these provisions of ASC topic 320 as an increase to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss).

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“SFAS No. 165”).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, “Subsequent Events” (“ASC topic 855”).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the balance sheet date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the balance sheet date but before financial statements are issued or are available to be issued.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 855 for its fiscal quarter ended June 30, 2009.  The adoption of these provisions of ASC topic 855 did not have an impact on the Company’s consolidated financial position or the results of its operations.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

Future adoption of new accounting pronouncements

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166 “Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140” (“SFAS No. 166”).  Effective July 1, 2009, SFAS No.166 was superseded and replaced by certain provisions of ASC topic 860, “Transfers and Servicing” (“ASC topic 860”).  Among other things, provisions of ASC topic 860 improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets, the effects of a transfer on its financial position, financial performance and cash flows, and a transferor’s continuing involvement, if any, in transferred financial assets.  The ASC topic 860 has been further amended relating to derecognition guidance and eliminating the exemption from consolidation for qualifying special-purpose entities.  These amendments to ASC topic 860 are effective as of the beginning of interim and annual reporting periods that begin after November 15, 2009.  The Company adopted the amended provisions of ASC topic 860 for its fiscal year beginning January 1, 2010.  The adoption of these provisions of ASC topic 860 did not have a material impact on the Company’s consolidated financial position or the results of its operations.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167 “Amendments to FASB Interpretation No. 46(R)” (“SFAS No. 167”).  Effective July 1, 2009, SFAS No.167 was superseded and replaced by certain provisions of ASC topic 810 “Consolidation”.  These provisions of ASC topic 810 require reconsideration of whether an enterprise was the primary beneficiary of a variable interest entity (“VIE”) only when specific events had occurred.  The amended provisions of ASC topic 810 change the consolidation guidance applicable to a VIE.  They also amend the guidance governing the determination of whether an entity is the primary beneficiary of a VIE, and is, therefore, required to consolidate the VIE.  The amended provisions of ASC topic 810 also requires enhanced disclosures about an entity’s involvement with a VIE.  The amended provisions of ASC topic 810 are effective as of the beginning of interim and annual reporting periods that begin after November 15, 2009.  The Company adopted the amended provisions of ASC topic 810 for its fiscal year beginning January 1, 2010.  The adoption of these provisions of ASC topic 810 did not have a material impact on the Company’s consolidated financial position or the results of its operations.

3.  Discontinued Operations

On April 1, 2008, the Company completed the sale of all of its healthcare insurance business to a subsidiary of CIGNA Corporation (“CIGNA”).  The Company recognized a gain in the amount of $655, net of income taxes, upon completion of the transaction.  The business that was sold was the vehicle through which the Company marketed and administered group life and health insurance to small and mid-sized employers.  CIGNA acquired from the Company the stop loss, group life, group disability, group medical, group dental, group vision, group prescription drug coverage and group accidental death and dismemberment insurance business in New York through a combination of 100% indemnity reinsurance agreements, renewal rights and related administrative service agreements.  The statements of income and balance sheets of the disposed business activities are presented as discontinued operations for all periods presented in the financial statements.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The following table summarizes the major classifications of assets and liabilities of discontinued operations at December 31, 2009 and 2008:

	December 31,
Assets	2009	2008
Reinsurance receivable	$6,761	$6,120
Total assets	$6,761	$6,120

Liabilities
Future policy benefits	$1,556	$2,109
Policy and contract claims	5,213	4,011
Total liabilities	$6,769	$6,120

The following table summarizes selected financial information included in income from discontinued operations in the statements of income for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Revenues from discontinued operations	$-	$808	$10,752
Benefits and expenses from discontinued operations	65	629	7,779
Income (loss) from discontinued operations, net of income taxes of ($35), $90, and $2,014	(65)	179	2,973
Gain on sale of discontinued operations, net of income taxes of $ -, $2,833, and $ -	-	655	-
Income (loss) from discontinued operations	$(65)	$834	$2,973

4.  Related Party Transactions

Included in the balance sheets at December 31, 2009 and 2008 are the following related party amounts:

	December 31,
	2009	2008
Reinsurance receivable	$39,960	$42,854

Included in the statements of income for the years ended December 31, 2009, 2008 and 2007 are the following related party amounts:

		Year Ended December 31,
	2009	2008	2007
Premium income, ceded to related parties	$(5,354)	$(7,798)	$(7,355)
Reinsurance recoveries on life and other policy benefits	(4,308)	(9,881)	(3,076)

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The Company and GWL&A have service agreements whereby GWL&A administers, distributes and underwrites business for the Company and administers its investment portfolio.  The amounts recorded are based upon estimated costs incurred and resources expended.  For the years ended December 31, 2009, 2008 and 2007, the amounts paid to GWL&A for these services are summarized as follows:

	Year Ended December 31,
	2009	2008	2007
Investment management expense included in
net investment income	$539	$628	$1,195
Administrative and underwriting expense included
in general insurance expenses	5,329	5,363	4,396
Total	$5,868	$5,991	$5,591

In addition, the Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

During 2008, a policyholder surrendered its business-owned life insurance policy with the Company and purchased a similar policy from GWL&A.  As a result, the Company incurred losses from the sale of invested assets and a writedown of DAC which were reimbursed by GWL&A as the Company waived fees and penalties on the transaction.  The reimbursement amount of $2,627 is included in fee income in the accompanying statement of income for the year ended December 31, 2008.

5.  Summary of Investments

The following table summarizes fixed maturity securities and equity investments classified as available-for-sale and the amount of other-than-temporary impairments (“OTTI”) included in accumulated other comprehensive income (“AOCI”) at December 31, 2009:

	December 31, 2009
Fixed Maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimanted fair value and carrying value	OTTI included in AOCI
U.S. government direct obligations
and U.S. agencies	$173,871	$5,364	$1,254	$177,981	$-
Obligations of U.S. states and
their subdivisions	15,443	1,820	42	17,221	-
Foreign governments	77	1	-	78	-
Corporate debt securities	204,557	7,607	4,178	207,986	1,296
Asset-backed securities	66,275	13	14,376	51,912	-
Residential mortgage-backed
securities	35,295	122	4,611	30,806	-
Commercial mortgage-backed
securities	21,713	297	1,666	20,344	-
Total fixed maturities	$517,231	$15,224	$26,127	$506,328	$1,296

Equity investments:
Airline industry	$59	$28	$-	$87	$-
Total equity investments	$59	$28	$-	$87	$-

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The following table summarizes fixed maturity securities and equity investments classified as available-for-sale at December 31, 2008:

	December 31, 2008
Fixed Maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value
U.S. government direct obligations
and U.S. agencies	$64,936	$11,766	$-	$76,702
Obligations of U.S. states and
their subdivisions	9,682	74	452	9,304
Foreign governments	190	2	-	192
Corporate debt securities	192,478	2,272	15,411	179,339
Asset-backed securities	73,532	56	18,951	54,637
Residential mortgage-backed
securities	36,183	-	6,984	29,199
Commercial mortgage-backed
securities	21,844	-	3,422	18,422
Total fixed maturities	$398,845	$14,170	$45,220	$367,795

Equity investments:
Airline industry	$57	$25	$-	$82
Total equity investments	$57	$25	$-	$82

See Note 6 for additional information on policies regarding estimated fair value of fixed maturities and equity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2009, by contractual maturity date, are shown in the table below.  Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2009
	Amortized	Estimated
	cost	fair value
Maturing in one year or less	$25,882	$$26,599
Maturing after one year through five years	87,801	93,155
Maturing after five years through ten years	73,733	76,865
Maturing after ten years	73,335	73,505
Mortgage-backed and asset-backed securities	26,480	236,204
	$517,231	$506,328

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of up to thirty years and expected average lives of up to fifteen years.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The following table summarizes information regarding the sales of fixed maturity investments classified as available-for-sale for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Proceeds from sales	$35,833	$112,438	$67,506
Gross realized investment gains from sales	184	587	1,066
Gross realized investment losses from sales	(7)	-	(268)

Gross realized gains and losses from sales were primarily attributable to changes in interest rates and sales of securities acquired in the current year and gains on repurchase agreement transactions.  These gains and losses are determined on a specific identification basis.

The Company has fixed maturity securities with fair values in the amounts of $1,033 and $0 that have been non-income producing for the twelve months preceding December 31, 2009 and 2008, respectively.  These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments for risk management purposes associated with its invested assets.  Derivatives are not used for speculative purposes.  While all derivatives are designated as hedges and used to manage risk,  hedge accounting has not been elected for some derivative transactions.  In order to manage the risk of a change in the fair value of certain assets, interest rate futures are utilized.  Interest rate futures are also used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments.  These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration or termination of the agreement.

The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures.  Counterparty credit risk was evaluated and fair values were adjusted accordingly at December 31, 2009 and 2008.  As the Company enters into derivative transactions only with high quality institutions, no realized losses associated with non-performance of derivative financial instruments have occurred.  The Company had no derivatives with credit-risk-related contingent features at either December 31, 2009 or 2008.

The Company may purchase a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument.  Upon purchasing the instrument, the Company determines if (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument.  If the Company determines that these conditions are met, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative.

Fair value hedges - Interest rate futures are used to manage the risk of the change in the fair value of certain fixed rate maturity investments.  These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the other at the expiration or termination of the agreement.  The Company’s derivatives treated as fair value hedges are eligible for hedge accounting.  Changes in the fair value of the hedging derivative, including amounts measured as ineffective, and changes in the fair value of the hedged item are reported within net investment income.

As of December 31, 2009, the Company had derivative contracts which were designated as fair value hedges.  There was no hedge ineffectiveness during the years ended December 31, 2009 and 2008.  In 2007, there were no derivative contracts designated as fair value hedges.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments.  However, timing differences may occur and can expose the Company to fluctuating interest rates.  To offset this risk, the Company uses U.S. Treasury futures contracts.  The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio.  Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment

During the years ended December 31, 2009, 2008 and 2007, decreases in the amounts of $0, $0 and $50, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment.

The following table summarizes derivative financial instruments at December 31, 2009 and 2008:

	December 31, 2009
	Notional Amount	Number of contracts	Strike/Swap Rate	Maturity
Futures:
Thirty year U.S. Treasury:
Short position	$22,700	227	N/A	March 2010
Ten year U.S. Treasury:
Short position	$16,500	165	N/A	March 2010

	December 31, 2008
	Notional Amount	Strike/Swap Rate	Maturity
Futures:
Thirty year U.S. Treasury:
Short position	$40,500	N/A	March 2009

The following tables present the effect of derivative instruments in the statement of income for the year ended December 31, 2009:

	Gain (loss) recognized in		Gain (loss) recognized in
	net income on derivatives		net income on hedged assets
	Year ended	Income statement	Year ended	Income statement
	December 31, 2009	location	December 31, 2009	location
Fair value hedges:
Interest rate futures	$6,030	(A)	$-
Interest rate futures	(1,124)	(B)	-
Items hedged in interest rate futures	-		(4,691)	(A)
Total	$4,906		$(4,691)

(A) Net investment income
(B) Realized investment gains (losses), net

Mortgage loans – There were no impaired mortgage loans for the year ended December 31, 2009 or December 31, 2008.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The following table summarizes the activity in the allowance for mortgage loan credit losses for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Balance, January 1	$802	$802	$802
Release of provision	(6)	-	-
Balance, December 31	$796	$802	$802

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company’s equity investments was $87 and $82 at December 31, 2009 and 2008, respectively.

Securities pledged, special deposits and securities lending - The Company pledges investment securities it owns to unaffiliated parties related to interest rate futures transactions.  The fair value of margin deposits related to futures contracts was approximately $1,355 and $1,600 at December 31, 2009 and 2008, respectively.

The Company had securities on deposit with governmental authorities as required by certain insurance laws with fair values in the amounts of $338 and $406 at December 31, 2009 and 2008, respectively.

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying balance sheets, are loaned to third parties.  Securities with a cost or amortized cost in the amounts of $20,013 and $22,375 and estimated fair values in the amounts of $22,213 and $31,104 were on loan under the program at December 31, 2009 and 2008, respectively.  The Company received restricted cash collateral in the amounts of $22,943 and $32,566 at December 31, 2009 and 2008, respectively.

Impairment of fixed maturity and equity investments classified as available-for-sale - The Company classifies the majority of its fixed maturity investments and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income (loss) in the stockholder’s equity section in the accompanying balance sheets.  All available-for-sale securities with gross unrealized losses at the balance sheet date are subjected to the Company’s process for the identification and evaluation of other-than-temporary impairments.

The assessment of whether an other-than-temporary impairment has occurred on securities where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value.  Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.  Inherent in management’s evaluation of the security are assumptions and estimates about the issuer’s operations and ability to generate future cash flows.  While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

·	Fair value is below cost.

·	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.

·	The decline in fair value has existed for an extended period of time.

·	The fixed maturity investment has been downgraded by a credit rating agency.

·	The financial condition of the issuer has deteriorated.

·	The historical and implied volatility of the fair value of the security.

·	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments that increase in the future.

·	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

 Unrealized losses on fixed maturity and equity investments classified as available-for-sale

The following tables summarize unrealized investment losses, including the non-credit-related portion of other-than-temporary impairment losses reported in accumulated other comprehensive income (loss), by class of investment at December 31, 2009 and 2008:

	December 31, 2009
	Less than twelve months		Twelve months or longer		Total
Fixed Maturities	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations
and U.S. agencies	$80,561	$1,254	$-	$-	$80,561	$1,254
Obligations of U.S. states and
their subdivisions	2,950	42	-	-	2,950	42
Corporate debt securities	14,661	1,814	38,376	2,364	53,037	4,178
Asset-backed securities	-	-	51,849	14,376	51,849	14,376
Residential mortgage-backed
securities	-	-	21,594	4,611	21,594	4,611
Commercial mortgage-backed
securities	-	-	11,217	1,666	11,217	1,666
Total fixed maturities	$98,172	$3,110	$123,036	$23,017	$221,208	$26,127

Total number of securities in an
unrealized loss position	15		65		80

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

	December 31, 2009
	Less than twelve months		Twelve months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Fixed Maturities	fair value	loss	fair value	loss	fair value	loss
Obligations of U.S. states and
their subdivisions	$7,008	$452	$-	$-	$7,008	$452
Corporate debt securities	97,759	8,534	41,799	6,877	139,558	15,411
Asset-backed securities	27,637	6,410	25,743	12,541	53,380	18,951
Residential mortgage-backed
securities	22,356	5,019	6,844	1,965	29,200	6,984
Commercial mortgage-backed
securities	7,888	944	10,533	2,478	18,421	3,422
Total fixed maturities	$162,648	$21,359	$84,919	$23,861	$247,567	$45,220

Total number of securities in an
unrealized loss position	92		65		157

At December 31, 2009 and 2008 there were no unrealized losses on equity investments.

Fixed maturity investments - Total unrealized losses decreased by $19,093 and the total number of securities in an unrealized loss position decreased by 77, or 49%, from December 31, 2008 to December 31, 2009.  This decrease in unrealized losses was across most asset classes and reflects recovery in market liquidity and tightening of credit spreads, although the economic uncertainty in these markets still remains.

Unrealized losses on corporate debt securities decreased by $11,233 from December 31, 2008 to December 31, 2009.  The valuation of these securities has been significantly influenced by market conditions with increased liquidity and tightening of credit spreads.  Management has classified these securities by sector, calculated as a percentage of total unrealized losses as follows:

		December 31,
Sector	2009		2008
Finance	51%		29%
Utility	16%		32%
Consumer	16%		11%
Transportation	8%		5%
Natural resources	7%		12%
Industrial	2%		11%
	100%		100%

All sectors across the corporate fixed maturity investment class had a decrease in unrealized losses.  While the proportionate percentage in the finance sector increased, the actual unrealized losses decreased by $2,339.  The finance sector has recovered more slowly than other sectors in 2009.  At December 31, 2009, 46% of total unrealized losses on corporate debt securities (approximately $1,932 of the $4,178), were related to securities on which there has been a ratings downgrade since December 31, 2008.  Of the downgraded securities, 22% (approximately $422 of the $1,932) continue to be rated BBB or above.

Unrealized losses on asset-backed, residential and commercial mortgage-backed securities decreased by $4,575, $2,373, and $1,756 respectively, since December 31, 2008, generally due to tightening of credit spreads and increased market liquidity.  Although markets have improved, the continued market disruption has influenced valuations at December 31, 2009; however, the underlying collateral on the securities within the portfolio along with credit enhancement and/or guarantees is sufficient to expect full repayment of the principal.  See Note 6 for additional discussion regarding fair value measurements.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

Future recoveries in the fair value of all available-for-sale securities will be dependent upon the return of normal market liquidity and changes in general market conditions.  While the decline in fair value has decreased, there has not yet been a full recovery in the markets and many unrealized losses have existed for longer than twelve months.  The Company believes this is attributable to general market conditions and not reflective of the financial condition of the issuer or collateral backing the securities.  The Company continually monitors its credit risk exposure to identify potential losses.  The Company does not intend to sell the investments and it is not more likely than not the Company will be required to sell the investments before the recovery of their amortized cost basis, which may be maturity; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2009.

Other-than-temporary impairment recognition

The Company adopted ASC section 320-10-65 for its fiscal quarter ended June 30, 2009.  The adoption resulted in the reclassification of the non-credit portion of previously recorded other-than-temporary impairments on certain fixed maturities held as of April 1, 2009.  A cumulative effect adjustment of $1,397 was recorded as an increase to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss) in the statement of stockholder’s equity.  The following table summarizes the components of the cumulative effect adjustment:

Increase in amortized cost of fixed maturity available-for-sale securities	$2,149
Income tax	(752)
Net cumulative effect	$1,397

The Company recorded other-than-temporary impairments on fixed maturity investments of $236, $5,675 and $142 during 2009, 2008 and 2007, respectively.  Of the $5,675 in 2008, $4,616 was related to the write-down of a security in the financial services industry backed by Lehman Brothers Holdings Inc.  The remaining $1,059 was related to the write-down of a security in the automobile industry backed by General Motors Corporation.  The Company recorded other-than-temporary impairment on equity securities of $0, $42 and $63 during 2009, 2008 and 2007, respectively.

The other-than-temporary impairments of fixed maturity securities where a portion was related to non-credit losses which were recognized in net realized capital gains (losses) in the statement of income, is summarized as follows:

Bifurcated credit loss balance, April 1, 2009	$5,675
Non-credit losses reclassified out of retained earnings into AOCI	(2,149)
Bifurcated credit loss balance, December 31, 2009	$3,526

The credit loss portion on fixed maturities was determined as the difference between the securities’ amortized cost and the present value of expected future cash flows.  These expected cash flows were determined using judgment and the best information available to the Company and were discounted at the security’s original effective rate.  Inputs used to derive expected cash flows included default rates, credit ratings, collateral characteristics and current levels of subordination.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

Net Investment Income

The following table summarizes net investment income for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Investment income:
Fixed maturity and short-term investments	$26,024	$24,605	$22,396
Mortgage loans on real estate	5,135	5,389	5,661
Policy loans	901	824	933
Other, including interest income (expense) from
related parties of $1, $0 and $0	1,029	810	(148)
	33,089	31,628	28,842
Investment expenses	(539)	(627)	(1,194)
Net investment income	$32,550	$31,001	$27,648

Realized Gains (Losses) on Investments

The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Net realized gains (losses):
Fixed maturity and short-term investments	$243	$(5,316)	$760
Equity investments	-	(41)	(47)
Mortgage loans on real estate	182	219	454
Other	(1,123)	(77)	(30)
Provision for mortgage impairments,
net of recoveries	6	-	-
Net realized gains (losses) on investments	$(692)	$(5,215)	$1,137

Included in other at December 31, 2009 are net realized gains (losses) on interest rate futures of ($1,123).

6. Fair Value Measurements

The following table summarizes the carrying amount and estimated fair value of the Company’s financial instruments at December 31, 2009 and 2008:

	December 31, 2009		December 31, 2008
	Carrying	Estimated	Carrying	Estimated
Assets	Amount	Fair Value	Amount	Fair Value
Fixed maturities and short-term investments	$581,805	$581,805	$396,999	$396,999
Mortgage loans on real estate	80,458	81,522	86,604	87,542
Equity investments	87	87	82	82
Policy loans	13,667	13,667	12,890	12,890
Other investments	155	155	178	178
Collateral under securities lending agreements	22,943	22,943	32,566	32,566
Reinsurance receivable	129	129	67	67
Separate account assets	193,556	193,556	122,630	122,630

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

	December 31, 2009		December 31, 2008
	Carrying	Estimated	Carrying	Estimated
Liabilities	Amount	Fair Value	Amount	Fair Value
Annuity contract benefits without
life contingencies	$219,229	$213,284	$156,470	$156,727
Policyholders' funds	2,813	2,813	2,797	2,797
Repurchase agreements	82,301	82,301	-	-
Payable under securities lending agreements	22,943	22,943	32,566	32,566
Separate account liabilities	193,556	193,556	122,630	122,630

Fixed maturity and equity securities - The fair values for public fixed maturity and equity securities are based upon quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated.  To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term.  Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.  The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

Short-term investments, securities lending agreements and repurchase agreements - The carrying value of short-term investments, collateral and payable under securities lending agreements and repurchase agreements is a reasonable estimate of fair value due to their short-term nature.

Mortgage loans on real estate - Mortgage loan fair value estimates are generally based on discounted cash flows.  A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality.  The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

Policy loans - Policy loans accrue interest generally at variable rates with no fixed maturity dates and therefore, estimated fair value approximates carrying value.

Other investments - Other investments include the Company’s percentage ownership of a foreclosed lease interest in an aircraft.  The estimated fair value is based on the present value of anticipated lease payments plus the residual value of the aircraft.

Reinsurance receivable - The carrying value of the reinsurance receivable is a reasonable estimate of fair value due to their short-term nature.

Annuity contract benefits without life contingencies - The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for credit risk.

Policyholders’ funds - The estimated fair value of policyholders’ funds is the same as the carrying amount since the Company can change the interest crediting rates due to fluctuations in market interest rates with 30 days notice.

Separate account assets and liabilities - Separate account assets and liabilities are adjusted to net asset value on a daily basis which approximates fair value.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

Fair value hierarchy

The Company’s assets and liabilities recorded at fair value have been categorized based upon the following fair value hierarchy:

•  Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.  Financial assets and liabilities utilizing Level 1 inputs include actively exchange-traded equity securities.

•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.  The fair values for some Level 2 securities were obtained from a pricing service.  The list of inputs used by the pricing service is reviewed on a quarterly basis.  The pricing service inputs include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, offers and reference data.  Level 2 securities include those priced using a matrix which are based on credit quality and average life, U.S. government and agency securities, restricted stock, some private equities, certain fixed maturity investments and some over-the-counter derivatives.  See Note 6 for further discussions of derivatives and their impact on the Company’s financial statements.

•  Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability.  The prices of the majority of Level 3 securities were obtained from single broker quotes and internal pricing models.  Financial assets and liabilities utilizing Level 3 inputs include certain fixed maturity investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability measurement in its entirety.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The following table presents information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Assets and Liabilities Measured at Fair Value on a Recurring Basis
	December 31, 2009
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
Assets	(Level 1)	(Level 2)	(Level 3)	Total
Fixed maturities, available-for-sale:
U.S. government direct obligations
and U.S. agencies	$-	$177,981	$-	$177,981
Obligations of U.S. states and
their subdivisions	-	17,221	-	17,221
Foreign governments	-	78	-	78
Corporate debt securities	-	204,474	3,512	207,986
Asset-backed securities	-	46,715	5,197	51,912
Residential mortgage-backed
securities	-	30,806	-	30,806
Commercial mortgage-backed
securities	-	15,335	5,009	20,344
Total fixed maturities available-for-sale	$-	$492,610	$13,718	$506,328
Equity investments, available-for-sale
Airline industry	87	-	-	87
Total equity investments	$87	$-	$-	$87
Short-term investments, available-for-sale	10,122	65,355	-	75,477
Collateral under securities lending
agreements	22,943	-	-	22,943
Separate account assets 1	193,492	-	-	193,492
Total assets	$226,644	$557,965	$13,718	$798,327

Liabilities
Total liabilities	$-	$-	$-	$-

1 Includes only separate account investments which are carried at the fair value of the underlying invested assets owned by the separate accounts.

The following table presents additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 Financial Assets and Liabilities
	Year Ended December 31, 2009
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Commercial mortgage-backed securities	Other assets and liabilities	Separate Accounts
Balance, January 1, 2009	$9,447	$5,288	$5,108	$-	-
Realized and unrealized gains and losses:
Gains (losses) included in net income	(115)	-	-	-	-
Gains (losses) included in other
comprehensive income (loss)	(436)	751	1	-	-
Purchases, issuances and settlements	(59)	(27)	(100)	-	-
Transfers in (out) of Level 3	(5,325)	(815)	-	-	-
Balance, December 31, 2009	$3,512	$5,197	$5,009	$-	$-

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2009	$-	$-	$-	$-	$-

Realized and unrealized gains and losses due to the changes in fair value on assets classified as Level 3 included in net income for the year ended December 31, 2009 are as follows:

	Year Ended December 31, 2009
	Net realized gains (losses) on investments	Net investment income
Realized and unrealized gains and losses
included in net income for the period	$(115)	$-

Non-recurring assets and liabilities - At December 31, 2009, the Company had no assets or liabilities measured at fair value on a non-recurring basis.

7.  Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts.  The Company retains 100% of the first $50 of coverage per individual life and has a maximum retention of $250 per individual life.  Life insurance policies are first reinsured to GWL&A up to a maximum of $3,250 of coverage per individual life.  Any excess amount is reinsured to a third party.

Reinsurance contracts do not relieve the Company from its obligations to policyholders.  Failure of reinsurers to honor their obligations could result in losses to the Company.  Consequently, allowances are established for amounts deemed uncollectible.  The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.  At December 31, 2009 and 2008, the reinsurance receivables had net carrying values in the amounts of $47,012 and $51,168, respectively.  Included in these amounts are $39,960 and $42,854 at December 31, 2009 and 2008, respectively, associated with reinsurance agreements with related parties.  At December 31, 2009 and 2008, 84% and 83% of the total reinsurance receivable was due from Canada Life Assurance Company, respectively.  There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2009 or 2008.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in force and premium income at, and for the year ended, December 31, 2009:

	Written and Earned Direct	Reinsurance Ceded	Reinsurance Assumed	Net
Life insurance in-force:
Individual	$4,735,112	$(2,654,978)	$-	$2,080,134

Premium income:
Life insurance	$22,100	$(8,425)	$-	$13,675
Annuities	90	(3)	-	87
Total	$22,190	$(8,428)	$-	$13,762

The following tables summarize life insurance in force and premium income at, and for the year ended, December 31, 2008:

	Written and Earned Direct	Reinsurance Ceded	Reinsurance Assumed	Net
Life insurance in-force:
Individual	$5,196,461	$(2,849,347)	$-	$2,347,114

Premium income:
Life insurance	$25,907	$(10,800)	$-	$15,107
Annuities	163	(7)	-	156
Total	$26,070	$(10,807)	$-	$15,263

The following table summarizes premium income for the year ended December 31, 2007

	Written and Earned Direct	Reinsurance Ceded	Reinsurance Assumed	Net
Premium income:
Life insurance	$26,101	$(10,311)	$-	$15,790
Annuities	56	(5)	-	51
Total	$26,157	$(10,316)	$-	$15,841

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

8.  Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in deferred acquisition costs and value of business acquired for the years ended December 31, 2009, 2008 and 2007:

	DAC	VOBA	Total
Balance, January 1, 2007	$11,808	$330	$12,138
Capitalized additions	3,679	-	3,679
Amortization and writedowns	(2,873)	(136)	(3,009
Unrealized investment (gains) losses	86	118	204
Balance, December 31, 2007	12,700	312	13,012
Capitalized additions	2,423	-	2,423
Amortization and writedowns	(2,245)	(88)	(2,333)
Unrealized investment (gains) losses	(195)	384	189
Balance, December 31, 2008	12,683	608	13,291
Capitalized additions	1,701	-	1,701
Amortization and writedowns	(2,308)	23	(2,285)
Unrealized investment (gains) losses	590	115	705
Balance, December 31, 2009	$12,666	$746	$13,412

The estimated future amortization expense for VOBA for the next five years is as follows:

Year Ended December 31,	Amount
2010	$27
2011	27
2012	27
2013	27
2014	27

9.  Stockholder’s Equity, Dividend Restrictions and Other Matters

At December 31, 2009 and 2008, the Company had 10,000 shares of $1,000 par value common stock authorized, 2,500 of which were issued and outstanding at both dates.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for years ended December 31, 2009, 2008 and 2007 are as follows:

	Year Ended December 31,
Balance, January 1, 2007	2009	2008	2007
Capitalized additions	(Unaudited)
Amortization and writedowns	$8,940	$4,943	$5,204
Unrealized investment (gains) losses	65,871	53,411	47,784

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $6,000 of capital and surplus.  Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company paid dividends in the amounts of $0, $0 and $4,500 during the years ended December 31, 2009, 2008 and 2007, respectively.

The maximum amount of dividends that can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory surplus and statutory net gain from operations.  Unaudited statutory surplus and net gain from operations for the year ended December 31, 2009 were $63,371 and $8,940, respectively.  The Company may pay up to $6,337 (unaudited) of dividends in 2010 without the approval of the Insurance Commissioner.

10.  Other Comprehensive Income

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2009:

	Year Ended December 31, 2009
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising
during the year on available-for-sale
fixed maturity investments	$20,997	$(7,349)	$13,648
Reclassification adjustment for (gains)
losses realized in net income	4,883	(1,709)	3,174
Net unrealized gains (losses)	25,880	(9,058)	16,822
Future policy benefits, DAC and VOBA adjustment	704	(246)	458
Other comprehensive income (loss)	$26,584	$(9,304)	$17,280

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2008:

	Year Ended December 31, 2008
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising
during the year on available-for-sale
fixed maturity investments	$(37,817)	$13,236	$(24,581)
Reclassification adjustment for (gains)
losses realized in net income	237	(83)	154
Net unrealized gains (losses)	(37,580)	13,153	(24,427)
Future policy benefits, DAC and VOBA adjustment	191	(67)	124
Other comprehensive income (loss)	$(37,389)	$13,086	$(24,303)

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2007:

	Year Ended December 31, 2007
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising
during the year on available-for-sale
fixed maturity investments	$3,196	$(1,119)	$2,077
Reclassification adjustment for (gains)
losses realized in net income	(574)	201	(373)
Net unrealized gains (losses)	2,622	(918)	1,704
Future policy benefits, DAC and VOBA adjustment	202	(70)	132
Other comprehensive income (loss)	$2,824	$(988)	$1,836

11.               General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31
	2009	2008	2007
Compensation	$5,494	$5,003	$4,382
Commissions	3,218	2,870	3,994
Premium and other taxes	2,183	322
Capitalization of DAC	(1,701)	(2,423)	(3,679)
Other	201	237	152
Total general insurance expenses	$9,395	$6,009	$$4,939

12.  Federal Income Taxes

The provision for income taxes from continuing operations is comprised of the following:

	Year Ended December 31,
	2009	2008	2007
Current	$925	$4,767	$3,690
Deferred	1,546	(2,059)	(1,303)
Total income tax provision from continuing operations	$2,471	$2,708	$2,387

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
State income taxes net of federal benefit	3.0	4.2	3.8
Provision for participating policies	4.7	6.0	2.4
Prior year tax adjustment	(14.5)	(10.8)	(13.2)
Other, net	(0.5)	(0.5)	0.4
Effective federal income tax rate
from continuing operations	27.7%	33.9%	28.4%

The prior year tax adjustments are due to the analysis of the deferred income tax and other tax related accounts including adjustments to the provision for income taxes compared to the tax return as filed.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.  The income tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2009 and 2008 are as follows:

	December 31,
	2009		2008
	Deferred Tax Asset	Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability
Policyholder reserves
Individual	$11,194	$-	$7,332	$-
	-	181	109	-
Premium income:	-	4,386	9,809	-
Life insurance	8	-	940	-
Annuities	1,234	-	880	-
Total	$12,436	$4,567	$19,070	$-

Amounts presented for investment assets above include $3,385 and $12,326 related to the unrealized (gains) losses on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2009 and 2008, respectively.

The Company adopted the income tax contingency provisions contained in ASC topic 740 on January 1, 2007.  The Company did not recognize an increase in the liability for unrecognized tax benefits for the year ended December 31, 2009.  A reconciliation of unrecognized tax benefits for the years ended December 31, 2009 and 2008 is as follows:

Balance, January 1, 2008	$166
Additions for tax positions in the current year	-
Balance, December 31, 2008	166
Additions for tax positions in the current year	-
Balance, December 31, 2009	$$166

Included in the balance at December 31, 2009 are $166 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Due to the impact of deferred tax accounting, other than interest, the disallowance of the shorter deductibility period would not affect the annual effective rate but would accelerate the payment of cash to the taxing authority to an earlier period.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands, Except Share Amounts)

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense.  The Company recognized approximately $8 and $18 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2009 and 2008, respectively.  The Company had approximately $37and $29 accrued for the payment of interest and penalties at December 31, 2009 and 2008, respectively.

The Company files income tax returns in the U.S federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years 2004 and prior.  Tax years 2005, 2006, 2007 and 2008 are open to federal examination by the Internal Revenue Service (the “I.R.S.”).  The Company is currently under federal examination by the I.R.S. for the 2005 tax year.  The Company does not expect significant increases or decreases to unrecognized benefits relating to federal, state or local audits.

Included in other assets at December 31, 2009 and 2008 are current income tax receivables in the amounts of $590 and $462, respectively, related to the separate federal income tax returns.

13.  Commitments and Contingencies

The Company is involved in various legal proceedings, which arise in the ordinary course of its business.  In the opinion of management, after consultation with counsel, the resolution of these proceedings are not expected to have a material adverse effect on the Company’s financial position or results of its operations.

The Company makes commitments to fund investments in the normal course of its business.  The amounts of these unfunded commitments at December 31, 2009 and 2008 were $0 and $1,087, respectively, all of which is due within one year from the dates indicated.

14.  Subsequent Event

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s financial statements through March 12, 2010, the date on which the Company’s financial statements were issued.  No subsequent event has occurred requiring its recognition or disclosure in the Company’s financial statements.

PART C: OTHER INFORMATION
Item 26. Exhibits

(a)
Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to Registrant's Initial Registration on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(b)	Custodian Agreements. None.

(c)
Underwriting Contracts. Copy of underwriting contract between First Great-West Life & Annuity Insurance Company (“First Great-West”) and GWFS Equities, Inc. is incorporated by reference to Registrant's Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(d)	Policies.

(d)(1)	Specimen Policy (issued prior to January 1, 2009) is incorporated by reference to Registrant's Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).
(d) (2)
Specimen Policy (Form J355NYr1-CSO) (for policies issued after January 1, 2009), is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008 (File No. 333-144503).

(d)(3)
Specimen Term Life Insurance Rider (issued prior to January 1, 2009) is incorporated by reference to Registrant's Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(d)(4)	Specimen Change of Insured Rider is incorporated by reference to Registrant's Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).
(d) (5)
Specimen Term Life Insurance Rider (Form J355NYrider-CSO) (for policies issued after January 1, 2009) is filed incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008 (File No. 333-144503).

(d) (6)
Fixed Account Endorsement (Form J379NY) (for policies issued after January 1, 2009) is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008 (File No. 333-144503).

(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007 (File No. 333-144503).

(f)	(f)(1)
Depositor’s Charter. The Charter of Depositor is incorporated by reference to Initial Registration Statement on Form N-4 of Variable Annuity-1 Series Account of First Great-West filed on January 3, 2006 (File No. 333-130820).

(f)(2)
Bylaws of Depositor. The Bylaws of Depositor is incorporated by reference to Initial Registration Statement on Form N-4 of Variable Annuity-1 Series Account of First Great-West filed on January 3, 2006 (File No. 333-130820).

(g)	Reinsurance Contracts. None.

(h)	Participation Agreements.

(h)(1)
Participation Agreement among First Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated April 30, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 1 to Form N-6 filed on April 25, 2008.  (File No. 333-144503).

(h)(2)
Amendment No. 1 to Participation Agreement among First Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc. dated November 15, 2007 is incorporated by reference to Registrant’s Post Effective Amendment No. 1 to Form N-6 filed on April 25, 2008.  (File No. 333-144503).

(h)(3)
Fund Participation Agreement among Great-West Life & Annuity Insurance Company (“Great-West”), American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post Effective Amendment No. 5 to Form S-6 filed on April 25, 2002 (File No. 333-70963).

(h)(4)
First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Post Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(5)
Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, incorporated by reference to Post Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(6)
Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Post Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(7)
Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007. (File No. 333-146241).

(h)(8)
Fund Participation Agreement between Great-West, First Great-West, American Funds Insurance Series and Capital Research and Management Company, dated January 28, 2008 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post Effective Amendment No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

(h)(9)
Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Post Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(10)
First Amendment to Fund Participation Agreement among Great-West, First Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007. (File No. 333-146241).

(h)(11)
Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Post Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(12)
Amendment to Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Post Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great-West to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(13)
Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Post Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(14)
Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund is incorporated by reference to Post Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(15)
Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Post Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(16)
Fourth Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to the Initial Registration Statement of to the COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007. (File No. 333-146241).

(h)(17)
Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated October 6, 1999, is incorporated by reference to Post Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(18)
Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated December 31, 1999, is incorporated by reference to Post Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(19)
Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated January 1, 2002 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed on October 12, 2007 (File No. 333-144503).

(h)(20)
Third Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, and First Great-West dated November 26, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(21)
Fund Participation Agreement among First GWL&A, Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products Fund V, dated September 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(22)
Participation Agreement among Janus Aspen Series, Janus Distributors, LLC, and First-Great-West, dated December 18, 2008 is incorporated by reference to Registrant’s Post Effective Amendment No. 1 to Form N-6 filed on April 25, 2008.  (File NO. 333-144503).

(h)(23)
Agreement between Great-West and Maxim Series Fund, Inc. is incorporated by reference to Post Effective Amendment No. 13 the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(24)
First Amendment to Agreement between Great-West, Maxim Series Fund and First Great-West, dated November 1, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(25)
Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great-West Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(26)
Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(27)
Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on May 3, 2004 (File No. 333-70963).

(h)(28)
First Amendment to Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First-Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File NO. 333-145333).

(h)(29)
Fund Participation among Great-West, First Great-West, Putnam Variable Insurance Trust and Putnam Retail Management Limited Partnership, dated April 30, 2008, is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post Effective Amendment No. 17 to the Registration Statement on Form N-6 filed on September 30, 2008. (File No. 333-70963).

(h)(30)
Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to COLI VUL-2 Series Account of Great-West's Post Effective Amendment No. 14 to Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(31)
Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT Funds (formerly Scudder Investment VIT Funds), Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(32)
First Amendment to Fund Participation Agreement among Great West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT Funds (formerly Scudder Investment VIT Funds), Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and DWS Scudder Distributors, Inc.(formerly Scudder Distributors, Inc.) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007. (File No. 333-146241).

(h)(33)
Second Amendment to Fund Participation Agreement among Great West, First GWL&A, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT Funds (formerly Scudder Investment VIT Funds); Deutsche Investment Management Americas, Inc., and DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 of First Great-West on Form N-6 filed on September 21, 2007. (File No. 333-146241).

(h)(34)
Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West dated October 11, 2007 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post Effective Amendment No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

(h)(35)
Participation Agreement among Great-West, First Great-West, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(36)
Amendment to Participation Agreement among Great-West, First Great-West, Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(37)
Second Amendment to the Fund Participation Agreement among Great-West, First Great-West, The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 16, 2010 (File No. 333-70963).

(i)	Administrative Contracts. None.

(j)
Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant's Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(k)
Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant's Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(l)
Actuarial Opinion. Opinion of an actuarial officer of First Great-West with respect to the illustrations is incorporated by reference to Registrant’s Initial Statement on Form N-6 filed on July 12, 2007 (File No. 333-144503).

(m)	Calculation: Not Applicable

(n)	Consents.

(n)(1)	Legal Consent of Jorden Burt, LLP is filed herewith.
(n)(2)	Independent Registered Public Accounting Firm’s consent is filed herewith.

(o)	Omitted Financial Statements: None

(p)	Initial Capital Agreements. None

(q)	Redeemability Exemption. None.

(r)
The Powers of Attorney for Ms. Alazraki, Messrs Dackow, A. Desmarais, P. Desmarais, Jr., Katz and Walsh are incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007 (File No. 333-144503). The Powers of Attorney for Messrs. Bernbach and Balog are incorporated by reference to Registrant’s Post Effective Amendment No. 1 to Form N-6 filed on April 25, 2008 (File No. 333-144503).  The Powers of Attorney for Messrs. McFeetors and T.T. Ryan are filed herewith.

Item 27. Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor
R. L. McFeetors	Great-West Life 100 Osborne Street N Winnipeg, Canada MB R3C 3A5	Chairman of the Board and Director
M.T.G. Graye	8515 E. Orchard Road Greenwood Village, CO 80111	President and Chief Executive Officer
J. L. McCallen	8515 E. Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Financial Officer
M. D. Alazraki	Manatt, Phelps & Phillips, LLP 7 Times Square, 23rd Floor New York, NY 10036	Director
J. Balog	2205 North Southwinds Boulevard, Apt. 307 Vero Beach, FL 32963	Director
J. L. Bernbach	32 East 57 Street, 10th Floor New York, NY 10022	Director
A. Desmarais	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P. Desmarais, Jr.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
S. Z. Katz	One New York Plaza New York, NY 10004	Director
R. J. Orr	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
T.T. Ryan, Jr.	SIFMA 120 Broadway, 35th Floor New York, NY 10271-0080	Director
B. E. Walsh	Saguenay Capital, LLC Two Manhattanville Rd, #403 Purchase, NY 10577	Director

Item 28.	Person Controlled by or Under Common Control with the Depositor or the Registrant.

Organizational Chart – December 31, 2009

I.           OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
        99.999% - Pansolo Holding Inc.
  100% - 3876357 Canada Inc.
  100% - 3439496 Canada Inc.
  100% - Capucines Investments Corporation
    32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
               94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
             53.78% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows.  There are issued and outstanding as of December 31, 2009 408,409,903 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 896,957,623.

Pansolo Holding Inc. owns directly 23,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 26,892,953 or 3.00 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.54%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.78% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 62.03%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,361,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.           Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
     100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
             100.0% - Great-West  Financial (Canada) Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
   100.0% - Great-West Lifeco U.S. Inc.
                    100.0% - GWL&A Financial Inc.
                                    60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
     60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
 60.0% - Great-West Life & Annuity Insurance Capital, LLC
     60.0% - Great-West Life & Annuity Insurance Capital, LLC II
                                   100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - First Great-West Life & Annuity Insurance Company (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
    100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
   100.0% - National Plan Coordinators of Delaware, Inc.
   100.0% - Emjay Corporation
  100.0% - EMJAY Retirement Plan Services, Inc.
   100.0% - GW Investor Services, LLC.
   100.0% - FASCore, LLC
     50.0% - Westkin Properties Ltd.
     82.01% - Maxim Series Fund, Inc.
   100.0% - GW Capital Management, LLC
   100.0% - Orchard Trust Company, LLC
   100.0% - Lottery Receivable Company One LLC
   100.0% - LR Company II, L.L.C.
   100.0% - Singer Collateral Trust IV
                                   100.0% - Singer Collateral Trust V

B.           Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
     100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
             100.0% - Great-West Financial (Canada) Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
                    100% - Great-West Lifeco U.S., Inc.
                   100% - Putnam Investments, LLC
                          100.0% - Putnam Acquisition Financing Inc.
             100.0% - Putnam Acquisition Financing LLC
               100.0% - Putnam U.S. Holdings, LLC
 100.0% - Putnam U.S. Holdings I Inc.
                   99.0% - Putnam Investment II LP (1% owned by Putnam U.S. Holdings II Inc.)
               100.0% -Putnam, LLC
       99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
       100.0% - Putnam Retail Management GP, Inc.
       100.0% - Putnam Investment Management, LLC
       100.0% - Putnam Advisory Company GP, Inc.
       99.0% - Putnam Advisory Company, Limited Partnership (1% owned by Putnam Advisory Company GP, Inc.)
            100.0% - The Putnam Advisory Company, LLC
                 99.0% - Putnam U.S. Holdings II Inc. (1% owned by Putnam U.S. Holdings I Inc.)
                       100.0% - Putnam U.S. Holdings I, LLC
                    80.0% - PanAgora Asset Management, Inc.
                    100.0% -Putnam GP Inc.
                    100.0% - PII Holdings, Inc.
                    99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
                    100.0% - Putnam Investment Holdings, LLC
          100.0% - Putnam Aviation Holdings, LLC
          100.0% - Putnam Capital, LLC
               80.0% - TH Lee Putnam Capital Management, LLC
                100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
                          100.0% - Putnam International Holdings LLC
                100.0% - Putnam Investments Inc. (Canada)
                100.0% - Putnam Investments (Ireland) Limited
                100.0% - Putnam Investments Australia Pty Limited
                100.0% - Putnam Investments Securities Co., Ltd. (Japan)
                100.0% - Putnam International Distributors, Ltd. (Cayman)
            100.0% - Putnam Investments Argentina S.A.
          100.0% - Putnam Investments (Asia) Limited
                100.0% - Putnam Investments Limited (U.K.)
                 100.0% - New Flag UK Holdings Limited
                   100.0% - New Flag Asset Management Limited (UK)

C.           The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
    100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delaware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
                 100.0% - 2023308 Ontario Inc.
           100.0% - Great-West Life & Annuity Insurance Capital, LP
           40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
         40.0% - Great-West Life & Annuity Insurance Capital, LLC
           100.0% - Great-West Life & Annuity Insurance Capital, LP II
           40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
         40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2171866 Ontario Inc
100.0% - Great-West Lifeco Finance (Delaware) LP II
      100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
           100.0% - 6922023 Canada Inc.
           100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0%  - Gold Circle Insurance Company
100.0%  - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
                           100.0%  - GWL Investment Management Ltd.
                  100.0%  - 801611 Ontario Limited
100.0%  - 118050 Canada Inc.
                  100.0%  - 1213763 Ontario Inc.
99.9% -  Riverside II Limited Partnership
70.0% -   Kings Cross Shopping Centre Ltd.
100.0%  - 681348 Alberta Ltd.
                                           100.0% - The Owner: Condominium Plan No 8510578
                             50.0% - 3352200 Canada Inc.
100.0%  - 1420731 Ontario Limited
100.0%  - 1455250 Ontario Limited
100.0%  - CGWLL Inc.
  65.0%  - The Walmer Road Limited Partnership
  50.0%  - Laurier House Apartments Limited
100.0%  - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
    0.1% -  Riverside II Limited Partnership
100.0%  - High Park Bayview Inc.
  75.0%  - High Park Bayview Limited Partnership
                             50.0% - KAB Properties Inc.
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
100.0% - Red Mile Acquisitions Inc.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA  American Realty Corp.
1% - RMA  American Realty Limited Partnership [(99% owned by RMA  (U.S.) Realty LLC (Delaware)]
99.0% - RMA  American Realty Limited Partnership (1% owned by RMA  American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd.
40.0% - PVS Preferred Vision Services
100.0%  - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - The Motion Picture Bond Company Inc.
100.0%  - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
30.0% - Kings Cross Shopping Centre Ltd.
30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA  (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA  American Realty Corp.
1% - RMA  American Realty Limited Partnership [(99% owned by RMA  (U.S.) Realty LLC (Delaware)]
 99.0% - RMA  American Realty Limited Partnership (1% owned by RMA  American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
100.0% - London Capital Management Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
  50.0% - Laurier House Apartments Limited
  30.0% - Kelowna Central Park Properties Ltd.
  30.0% - Kelowna Central Park Phase II Properties Ltd.
  30.0% - Trop Beau Developments Limited
100.0% - 42969098 Canada Inc.
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
 35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Toronto College Park Ltd.
    25.0% - High Park Bayview Limited Partnership
 50.0% - KAB Properties Inc.
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4%  - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0%  - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
100.0%  - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0%  - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - HRMP, Inc.
51.0% - Health Reinsurance Management Partnership (HRMP) (Massachusetts)
100.0% - HRMP II, Inc.
49% Health Reinsurance Management Partnership (HRMP) (Massachusetts)

100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
100.0% - F.S.D. Investments, Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% Great-West Retirement Services (Europe) Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited
100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Limited.
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CLH International Capital Management Hungary, Limited Liability Company
100.0% - The Canada Life Insurance Company of Canada
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
100.0% - Quadrus Distribution Services Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
100.0% - Laketon Investment Management Ltd.
100.0% - Crown Life Insurance Company

D.           IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
        100.0% - 171263 Canada Inc.
               66.3% - Power Financial Corporation
                    56.3% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Financial Charitable Foundation
100.0% - Strategic Charitable Giving Foundation
100.0% - M.R.S. Inc.
100.0% - M.R.S. Correspondent Corporation
100.0% - M.R.S. Securities Services Inc.
100.0% - Execuhold Investment Limited
100.0% - Winfund Software Corp.
100.0% - M.R.S. Trust Company
100.0% - Anacle I Corporation
100.0% - Mackenzie M.E.F. Management Inc.
100.0% - Canterbury Common Inc.
100.0% - Mackenzie Financial Services Inc.
100.0% - Mackenzie (Rockies) Corp.
100.0% - Mackenzie Cundill Investment (Bermuda) Ltd.
100.0% - Mackenzie Cundill Investment Management Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MSP 2007 GP Inc.
100.0% - Howson Tattersall Investment Counsel Limited
100.0% - MSP 2008 GP Inc.
100.0% - MSP 2009 GP Inc.
100.0% - MSP 2010 GP Inc.
 91.44% - Investment Planning Counsel Inc.
100.0% - Investment Planning Counsel of Canada Limited
100.0% - IPC Investment Corporation
100.0% - 9132-2155 Quebec Inc.
100.0% - Alpha I Financial Inc.
100.0% - IPC Save Inc.
100.0% - 1275279 Ontario Inc.
50.0% - IPC Estate Services Inc.
 50.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - IPC Portfolio Services Inc.
100.0% - Counsel Portfolio Services Inc.

E.	Pargesa Holding S.A. Group of Companies (European investments)

Power Corporation of Canada
    100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
                        100.0% - Power Financial Europe B.V.
           50.0% - Parjointco N.V.
              54.1% - Pargesa Holding S.A.
100.0% - Pargesa Netherlands B.V.
 26.1% - Imerys
 50.0% - Groupe Bruxelles Lambert
           Capital
    7.1%  - Suez Environment Company
  21.1% - Lafarge
    9.1% - Pernod Ricard
    0.6% - Iberdrola
    3.9% - Arkema
100.0% - Belgian Securities BV
               Capital
30.7% - Imerys
  61.6% - Brussels Securities
               Capital
100.0% - Sagerpar
3.8% - Groupe Bruxelles Lambert
100.0% - GBL Participations
100.0% - GBL Overseas Finance NV
100.0% - GBL Treasury Center
Capital
100.0% - GBL Energy Sárl
Capital
4.0% - Total
100.0% - GBL Verwaltung GmbH
100.0% - Immobilière Rue de Namur Sárl
100.0% - GBL Finance SA
               Capital
38.4% - Brussels Securities
100.0% - GBL Verwaltung Sàrl
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
  5.2% - GDF SUEZ (1)
43.0% - ECP 1
42.4% - ECP 2
100.0% - Pargesa Compagnie S.A..
100.0% - Fivaz & Cie SA
100.0% - Pargesa Luxembourg S.A.
100.0% - SFPG
100.0% - SIB Huston

(1) Based on Company’s published capital as of September, 2009

F.           Gesca Ltée Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - 4507053 Canada Inc.
100.0% - Gesca Ltée
100.0% - La Presse ltée
100.0% - Gesca Ventes Média Ltée
100.0% - Gesca Numérique Ltée
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse inc.
100.0% - 6645119 Canada Inc.
100.0% - Les Éditions La Presse II Inc.
100.0% - 3819787 Canada Inc.
100.0% - 3834310 Canada Inc.
20.0% - 3859282 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
49.99% - 9059-2114 Québec Inc.
97.5% - DuProprio Inc.
100% - VR Estates Inc.
100% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100% - Private Real Estate Corporation
100% - 1083411 Alberta Ltd
100% - Comfree Commission Free Realty Inc.
100.0% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Les Éditions Gesca Ltée
100.0% - Groupe Espaces Inc.
100.0% - Les Éditions La Presse Ltée
100.0% - 6657443 Canada Inc.
  10.0% - Acquisio Inc.
    4.6% - Nstein Technologies Inc.
  50.0% - Workopolis Canada
  25.0% - Olive Média

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
  25.0% - Barrick Power Gold Corporation of China Limited
  100.0% - Power Pacific Mauritius Limited
7.61% - Vimicro
  0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
4.3% - CITIC Pacific Limited
5.8% - Yaolan Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

H.           Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100% - 3540529 Canada Inc.
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
   26.8% - Bellus Health Inc.
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - Communications BP S.A.R.L
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
100.0% - Power Corporation of Canada Inc.
100.0% - Square Victoria Real Estate Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% Sagard Capital Partners Management Corp.
100.0% - Sodesm International Limited
100.0% - Sodesm Property Limited
  78.5% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
    4.9% - Mitel
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I.           Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 4400020 Canada Inc.
100.0% - 4507045 Canada Inc.
100.0% - 4507088 Canada Inc.
100.0% Power Financial Capital Corporation

Item 29. Indemnification. Provisions exist under the New York Corporate Code and the Bylaws of First Great-West whereby First Great-West may indemnify a director, officer or controlling person of First Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

New York Corporate Code

Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.

The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Section 722. Authorization for indemnification of directors and officers.

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Section 723. Payment of indemnification other than by court award.

(a) A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.

(b) Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:

(1) By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,

(2) If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs; (A) By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or (B) By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.

(c) Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.

Section 724. Indemnification of directors and officers by a court.

(a) Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722 (Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefore may be made, in every case, either:

(1) In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or

(2) To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.

(b) The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.

(c) Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys' fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.

Section 725. Other provisions affecting indemnification of directors and officers.

(a) All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.

(b) No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:

(1) That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;

(2) That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(3) If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

(c) If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(d) If any action with respect to indemnification of directors and officers is taken by way of amendment of the by-laws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.

(e) Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.

(f) The provisions of this article relating to indemnification of directors and officers and insurance therefore shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).

Section 726. Insurance for indemnification of directors and officers.

(a) Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:

(1) To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and

(2) To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and

(3) To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of insurance, for a retention amount and for co-insurance.

(b) No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:

(1) if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

(2) in relation to any risk the insurance of which is prohibited under the insurance law of this state.

(c) Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.

(d) The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.

(e) This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.

Bylaws of First Great-West

ARTICLE II, SECTION 11. Indemnification of Directors. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors, and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee, or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter, or thing whatsoever, made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges, and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges, or expenses as are occasioned by acts or omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person personally gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis and within the same constraints as described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Insurance pursuant to Section 1216 of the New York Insurance Law.

Item 30. Principal Underwriter.

(a)
GWFS Equities, Inc. is distributor of securities of the Registrant.  In addition to the Registrant, GWFS Equities also serves as distributor or principal underwriter of Maxim Series Fund, Inc., an open-end management investment company, FutureFunds Series Account, Maxim Series Account, COLI VUL-2 Series Account, COLI VUL-4 Series Account, Trillium Variable Annuity Account, Varifund Variable Annuity Account, Prestige Variable Life Account and the Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company, and the Variable Annuity-1 Series Account and COLI VUL-4 Series Account of First Great-West in addition to those of the Registrant.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Position and Officers with Underwriter
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Director
C.H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
W. S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
K. A. Morris	500 North Central Suite 220 Glendale, CA 91203	Vice President
J.C. Luttges	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Treasurer
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer

D. R. Meyer	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Taxation
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President and Investments Compliance Officer

(c) Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant's last fiscal year:

Net

Name of	Underwriting	Compensation

Principal	Discounts and	on	Brokerage

Underwriter	Commissions	Redemption	Commissions	Compensation

GWFS Equities	-0-	-0-	0-	-0-

Item 31.
Location of Accounts and Records. All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 32.	Management Services. None.

Item 33.
Fee Representation. First Great-West Life & Annuity Insurance Company represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Great-West Life & Annuity Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on the day of April 29, 2010.

COLI VUL-2 SERIES ACCOUNT of
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Registrant)

By:	/s/ M.T. G. Graye
M.T.G. Graye,
President and Chief Executive Officer of First Great-West Life & Annuity Insurance Company

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ M.T. G. Graye
M.T.G. Graye,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title	Date

/s/ Raymond L. McFeetors	April 29, 2010
Director, Chairman of the Board
(Raymond L. McFeetors*)

/s/ M.T. G. Graye	April 29, 2010
Director, President and Chief Executive Officer (Mitchell T.G. Graye)

/s/ J.L. McCallen	April 29, 2010
Senior Vice President and Chief Financial Officer (J.L. McCallen)

/s/ M.D. Alazraki	April 29, 2010
Director, (M.D. Alazraki*)

/s/ James Balog	April 29, 2010
Director, (James Balog*)

/s/ John L. Bernbach	April 29, 2010
Director, (John L. Bernbach*)

/s/ André Desmarais	April 29, 2010
Director (André Desmarais*)

/s/ Paul Desmarais, Jr.	April 29, 2010
Director (Paul Desmarais, Jr.*)

/s/ S.Z. Katz	April 29, 2010
Director (S.Z. Katz*)

Director (R. Jeffrey Orr)

/s/ T.T. Ryan, Jr.	April 29, 2010
Director (T.T. Ryan, Jr.*)

/s/ Brian E. Walsh	April 29, 2010
Director (Brian E. Walsh*)

*By:	/s/ R.G. Schultz	April 29, 2010
R.G. Schultz
Attorney-in-fact pursuant to Powers of Attorney.